UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

GCI Liberty, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GCI LIBERTY, INC. 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5900

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2026 annual meeting of stockholders of GCI Liberty, Inc. to be held at 11:30 a.m., Mountain time, on May 11, 2026. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/GCIL2026. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in GCI Liberty.
Very truly yours,

Ronald A. Duncan
President and Chief Executive Officer
March    , 2026
The Notice of Internet Availability of Proxy Materials is first being mailed on or about March    , 2026, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of GCI Liberty, Inc. (GCI Liberty). The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
May 11, 2026, at 11:30 a.m. MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/GCIL2026	5:00 p.m., New York City time, on March 23, 2026
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGES
1	A proposal (which we refer to as the election of directors proposal) to elect Richard R. Green and Jedd Gould to continue serving as Class I members of our Board until the 2029 annual meeting of stockholders or their earlier resignation or removal.	FOR each director nominee	12
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.	FOR	28
3	A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”.	FOR	31
4	A proposal (which we refer to as the say-on-frequency proposal) to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.	3 YEARS	32
5	A proposal (which we refer to as the articles amendment proposal) to adopt a new article to our articles of incorporation (as amended and restated, our charter) waiving jury trials for internal actions pursuant to a certificate of amendment to be filed in the office of the Nevada Secretary of State.	FOR	34
6	A proposal (which we refer to as the adjournment proposal) to approve one or more adjournments of the annual meeting by GCI Liberty from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the articles amendment proposal at the time of such adjournment or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.	FOR	36
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE
Holders of record of our following series of common stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof:
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Series A GCI Group common stock

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Series B GCI Group common stock

Holders of record of our following series of capital stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by Nevada law, and may not vote on the proposals to be presented at the annual meeting.
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Series C GCI Group common stock

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12% Series A Cumulative Redeemable Non-Voting Preferred Stock

These holders will vote together as a single class on each proposal.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held
on May 11, 2026: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report to
Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Kellie K. Norden
Secretary
Englewood, Colorado
March   , 2026
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Glossary of Defined Terms

Aristeia	Aristeia Capital, L.L.C.
Atlanta Braves Holdings	Atlanta Braves Holdings, Inc.
BEAD	Broadband Equity, Access and Deployment Program
BlackRock	BlackRock, Inc.
CableLabs®	Cable Television Laboratories, Inc.
Charter	Charter Communications, Inc.
City National	City National Bank
CME	RBC’s Capital Markets’ Communications, Media & Entertainment Group
DHC	Discovery Holding Company (predecessor of Discovery Communications)
Discovery	Discovery, Inc. (formerly Discovery Communications) (Warner Bros. Discovery’s predecessor)
Discovery Communications	Discovery Communications, Inc.
GCI	GCI Holdings, LLC
GCI Liberty	GCI Liberty, Inc.
LGI	Liberty Global, Inc. (LGL’s predecessor)
LGL	Liberty Global Ltd. (formerly Liberty Global plc)
Liberty Broadband	Liberty Broadband Corporation
Liberty Expedia	Liberty Expedia Holdings, Inc.
Liberty Live Holdings	Liberty Live Holdings, Inc.
Liberty Media	Liberty Media Corporation (including predecessors)
Liberty TripAdvisor	Liberty TripAdvisor Holdings, Inc.
Live Nation	Live Nation Entertainment, Inc.
LMAC	Liberty Media Acquisition Corporation
LMI	Liberty Media International, Inc. (LGI’s predecessor)
Mediabids	Mediabids.com, Inc.
NTIA	National Telecommunications and Information Administration
Old GCI Liberty	GCI Liberty, Inc. (former company from 2018 to 2020)
QVC	QVC, Inc.
QVC Group	QVC Group, Inc. (formerly Qurate Retail, Inc.)
RBC Capital	RBC Capital Markets, LLC
RBC Dominion	RBC Dominion Securities Inc.
RBC Trust	RBC Trust Company (Delaware) Limited
Rochdale	City National Rochdale, LLC
Sirius XM	Sirius XM Holdings Inc.
TCI	Tele-Communications, Inc.
Vanguard	The Vanguard Group
Warner Bros. Discovery	Warner Bros. Discovery, Inc.

Cautionary Note Regarding Forward-Looking Statements

This proxy statement includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about business strategies and initiatives and their expected benefits, expectations regarding, and benefits of, the articles amendment (as defined below), and other matters that are not historical facts. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could” or similar terminology. These statements are based upon management’s current expectations and assumptions and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things, competitive issues, customer demand, economic conditions (including inflationary pressures), regulatory and legislative matters affecting our businesses including the continued availability of government funding and our ability to obtain or maintain necessary communications equipment. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission (the SEC), including under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 11, 2026 (the 2025 Form 10-K), and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
ABOUT OUR COMPANY
GCI Liberty consists of 100% of the outstanding equity interests in GCI, LLC, GCI Holdings, LLC (GCI) and their subsidiaries. GCI provides a full range of data, mobile, voice, and managed services to residential customers, businesses, governmental entities, and educational and medical institutions primarily in Alaska under the GCI brand. Due to the unique nature of the markets it serves, including harsh winter weather and remote geographies, its customers rely extensively on its systems to meet their communication, public safety and entertainment needs. In July 2025, GCI Liberty was spun-off from Liberty Broadband.
Since its founding in 1979 as a competitive long-distance provider, GCI has consistently expanded its product portfolio and facilities to become the leading integrated communication services provider in markets it serves. Its facilities include redundant and geographically diverse digital undersea fiber optic cable systems linking its Alaska terrestrial networks to the networks of other carriers in the lower 48 contiguous states and a statewide wireless network.
2025 YEAR IN REVIEW

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In July 2025, Liberty Broadband completed the spin-off of our company (the GCI Liberty Spin-Off)

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GCI had a record financial year with total revenue up 3% to $1 billion and Adjusted OIBDA(1) of $403 million grew 12% year-over year

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GCI grew consumer wireless lines 2% and ended the year with 199,000 consumer wireless lines while GCI consumer data subscribers declined 3% to 151,200, consistent with the broader industry trends and shift towards converged connectivity solutions

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GCI’s “Unlimited Test Drive” promotion drove meaningful postpaid consumer wireless growth in 2025

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GCI has been provisionally awarded $120 million in BEAD funding, subject to NTIA approval

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GCI Liberty completed its approximate $300 million rights offering, which was fully subscribed, in December 2025

(1)
For a definition of Adjusted OIBDA, as well as a reconciliation of Adjusted OIBDA to operating income (loss), see the 2025 Form 10-K.

GCI LIBERTY, INC. / 1

Proxy Summary
Our Defining Attributes
ESSENTIAL SERVICE ORIENTED We operate and invest in communications infrastructure that serves as a critical utility in Alaska.	LOCALLY ROOTED, OPERATIONALLY FOCUSED We have regional expertise and prioritize network reliability, customer service, and long-term infrastructure investment.
PRUDENT CAPITAL STEWARDS We balance investment, leverage and shareholder returns responsibly.
STRATEGICALLY FLEXIBLE
While continuing to efficiently manage our existing operations, we maintain the structural and financial flexibility to evaluate additional investments or acquisitions across a range of industries where we believe we can create long-term per-share value.

OWNER ALIGNED We are focused on sustainable per-share value creation, with management incentives aligned with stockholders.
2 / 2026 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 12)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 12 – 18 for further information.

OUR DIRECTOR NOMINEES
RICHARD R. GREEN
Director Since: 2025 Independent Director	Committee(s): Nominating and Corporate Governance (Chair); Audit; Compensation

Dr. Green brings to the Board his extensive professional and executive background and his particular knowledge and experience in the complex and rapidly changing field of technology for broadband communications services, which contributes to our company’s evaluation of technological initiatives and challenges and strengthens the Board’s collective qualifications, skills and attributes.

JEDD GOULD
Director Since: 2025 Independent Director	Committee(s): Audit
Mr. Gould brings to the board in-depth knowledge relating to the intersection of media and advertising, as well as familiarity with local Alaska media, which broadens the Board’s qualifications and skills.
CURRENT BOARD OF DIRECTORS AT A GLANCE
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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Separate Chairman of the Board and Chief Executive Officer

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67% of our directors are independent

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Executive sessions of independent directors held without the participation of management

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and nominating and corporate governance committees
Independent directors chair the audit, compensation

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines and Code of Business Conduct and Ethics which are published online

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Directors have unabridged access to senior management and other company employees

GCI LIBERTY, INC. / 3

Proxy Summary
Effective Independent Oversight	Strong Governance Practices
• Ability to engage with independent consultants or advisors • No compensation committee interlocks or compensation committee engagement in related party transactions in 2025	• Anonymous “whistleblowing” channels for any concerns • Well-established risk oversight process • Collaborative approach to enhancing sustainability practices
Proposal 2: Auditors Ratification Proposal (see page 28)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 28 – 29 for further information.

Proposal 3: Say-on-Pay Proposal (see page 31)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends a vote FOR the say-on-pay proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term company value. See page 31 for further information.

Proposal 4: Say-on-Frequency Proposal (see page 32)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL	3 YEARS

The Board of Directors recommends that stockholders vote in favor of the 3 YEARS frequency option with respect to the frequency with which stockholders are provided an advisory vote on the compensation paid to our named executive officers. See pages 32 – 33 for further information.

Proposal 5: Articles Amendment Proposal (see page 34)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because it is expected to better align with recent changes to Nevada law and promote efficiency for the company by allowing for expedited trials for internal actions without the need for jury selection, instructions and deliberation or the additional time needed to explain complex corporate concepts to individuals with only a lay understanding. See pages 34 – 35 for further information.

Proposal 6: Adjournment Proposal (see page 36)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because it will allow the company to permit further solicitation of proxies if necessary or appropriate. See page 36 for further information.

4 / 2026 PROXY STATEMENT

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term company value.

To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant.
WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of our Chief Executive Officer’s compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of the company.

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We have clawback provisions for equity-based incentive compensation.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2026 Annual Meeting of Stockholders to be held at 11:30 a.m., Mountain time, on May 11, 2026 or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/GCIL2026. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A GCI Group common stock, par value $0.01 per share (GLIBA), and Series B GCI Group common stock, par value $0.01 per share (GLIBB). The holders of our Series C GCI Group common stock, par value $0.01 per share (GLIBK), and our 12% Series A Cumulative Redeemable Non-Voting Preferred Stock, par value $0.01 per share (GLIBP), are not entitled to any voting powers, except as required by Nevada law, and may not vote on the proposals to be presented at the annual meeting. We refer to GLIBA and GLIBB, our common stock entitled to vote at the annual meeting, together as our voting stock. We refer to our voting stock together with GLIBK and GLIBP as our capital stock.
GCI LIBERTY, INC. / 5

THE ANNUAL MEETING
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the SEC “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about March   , 2026. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on May 11, 2026: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2025
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-800-579-1639. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at 888-789-8606 (outside the United States 303-562-9275). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 11:30 a.m., Mountain time, on May 11, 2026. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/GCIL2026. To enter the annual meeting, you will need the 16-digit control number
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THE ANNUAL MEETING
that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
TECHNICAL DIFFICULTIES VOTING DURING THE ANNUAL MEETING. If during the check-in time or during the annual meeting you have technical difficulties or trouble accessing the applicable virtual meeting website, Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the annual meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/GCIL2026. If we experience technical difficulties during the annual meeting (e.g., a temporary or prolonged power outage), we will determine whether the annual meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the annual meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/GCIL2026.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect Richard R. Green and Jedd Gould to continue serving as Class I members of our Board until the 2029 annual meeting of stockholders or their earlier resignation or removal;

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the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026;

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the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”;

•
the say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held;

•
the articles amendment proposal to adopt a new article to our charter waiving jury trials for internal actions pursuant to a certificate of amendment to be filed in the office of the Nevada Secretary of State; and

•
the adjournment proposal, to approve one or more adjournments of the annual meeting by GCI Liberty from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the articles amendment proposal at the time of such adjournment or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Recommendation of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote FOR each director nominee, FOR each of the auditors ratification proposal, the say-on-pay proposal, the articles amendment proposal and the adjournment proposal. Our Board of Directors also recommends that you vote in favor of the 3 YEARS frequency option with respect to the say-on-frequency proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of a majority in total voting power of the outstanding shares of our voting stock on the record date (as defined below) must be present or represented by proxy, regardless of whether the proxy has authority to vote on any matter. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary
GCI LIBERTY, INC. / 7

THE ANNUAL MEETING
authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of GLIBA and GLIBB, as recorded in our stock register as of 5:00 p.m., New York City time, on March 23, 2026 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
VOTES REQUIRED
If the director nominee receives a plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors proposal, he will be elected to office.
Approval of each of the auditors ratification proposal, the say-on-pay proposal and the adjournment proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting, and entitled to vote on the subject matter.
Approval of the articles amendment proposal requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of our voting stock, voting together as a single class.
The say-on-frequency provides for stockholders to vote for one of three potential frequencies (every one year, two years or three years) for future say-on-pay votes. Stockholders also have the option to abstain from such vote if they do not wish to express a preference. If one of such frequencies receives a majority of the affirmative votes cast on the say-on-frequency proposal by holders of shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter, the frequency receiving such majority vote will be considered the frequency that has been recommended by stockholders. However, because this vote is advisory and not binding on our Board of Directors or our company in any way, our Board of Directors may decide that it is in the best interests of our company and its stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. If no frequency receives the requisite majority, our Board of Directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of GLIBA will have one vote per share and holders of shares of GLIBB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of GLIBK and GLIBP shares will not be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date,        shares of GLIBA and        shares of GLIBB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date,        and        record holders of GLIBA and GLIBB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
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THE ANNUAL MEETING
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of GLIBA and GLIBB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/GCIL2026. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our voting stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee, “FOR” the auditors ratification proposal, “FOR” the say-on-pay proposal, “FOR” the articles amendment proposal, “FOR” the adjournment proposal, and, in the case of the say-on-frequency proposal, will be voted in favor of the “3 YEARS” frequency option.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal or the say-on-frequency proposal and will have the same effect as a vote “AGAINST” each of the other proposals.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal, the say-on-pay proposal and the say-on-frequency proposal and the articles amendment proposal, each as described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our voting stock present and entitled to vote for purposes of determining a quorum but will have no effect on each of the election of directors proposal, the auditors ratification proposal, the say-on-pay proposal, the say-on-frequency proposal or the adjournment proposal (if a quorum is present) but will count as a vote
GCI LIBERTY, INC. / 9

THE ANNUAL MEETING
“AGAINST” the articles amendment proposal. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of GLIBA and GLIBB or how to change your vote or revoke your proxy.
Revoking a Proxy
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 10, 2026 for shares held directly.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, the paper proxy materials to you and getting your voting instructions. We have also retained D.F. King & Co., Inc. (D.F. King) to assist in the solicitation of proxies at a cost of $12,500, plus disbursements and we agree to indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor.
If you have any further questions about voting or attending the annual meeting, please contact GCI Liberty Investor Relations at 866-876-0461 or Broadridge at 888-789-8606 (outside the United States 303-562-9275) or our proxy solicitor, D.F. King, at (212) 269-5550 (brokers and banks only) or (800) 283-2170 (toll free).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2026 which will take place on May 11, 2026. Based solely on the date of our 2026 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on November 27, 2026 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2027 (the 2027 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than January 11, 2027 and not later than February 10, 2027 to be considered for presentation at the 2027 annual meeting. We currently anticipate that the 2027 annual meeting will be held during the second quarter of 2027. If the 2027 annual meeting takes place more than 20 days before or 70 days after May 11, 2027 (the anniversary of the 2026 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2027 annual meeting is communicated to stockholders or public disclosure of the date of the 2027 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2027
10 / 2026 PROXY STATEMENT

THE ANNUAL MEETING
annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than GCI Liberty nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than March 12, 2027.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Nevada law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.gciliberty.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of the 2025 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. 866-876-0461, and we will provide you with the 2025 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
GCI LIBERTY, INC. / 11

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Proposal 1 – The Election of Directors
Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Richard R. Green and Jedd Gould to continue serving as Class I members of our Board until the 2029 annual meeting of stockholders or their earlier resignation or removal.
Our Board of Directors currently consists of six directors, divided among three classes. Our Class I directors, whose term will expire at the annual meeting, are Richard R. Green and Jedd Gould. These directors are nominated for election to our Board to continue to serve as Class I directors, and we have been informed that each of Dr. Green and Mr. Gould is willing to continue serving as a director of our company. The term of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2029. Our Class Il directors, whose term will expire at the annual meeting of our stockholders in the year 2027, are Larry E. Romrell and Brian M. Deevy. Our Class IIl directors, whose term will expire at the annual meeting of our stockholders in the year 2028, are Ronald A. Duncan and John C. Malone. Dr. Green joined our Board in connection with the GCI Liberty Spin-Off. Mr. Gould was appointed to our Board based on the recommendation of the nominating and corporate governance committee in November 2025. Each of Dr. Green and Mr. Gould will be standing for election by our stockholders for the first time at the annual meeting.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the two nominees for election as directors at the annual meeting and the four directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” The number of shares of our capital stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of the nominating and corporate governance committee have determined that Dr. Green and Mr. Gould, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors proposal is required to elect each of Dr. Green and Mr. Gould as a Class I member of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

12 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class I directors who will stand for election this year
RICHARD R. GREEN	2025		M	C	M	1
JEDD GOULD	2025				M	—
Class II directors who will stand for election in 2027
BRIAN M. DEEVY	2025		M	M	C	1
LARRY E. ROMRELL	2025		C	M	M	1
Class III directors who will stand for election 2028
RONALD A. DUNCAN	2025	M				—
JOHN C. MALONE (BOARD CHAIRMAN)	2025	M				—

(1)
Does not include service on the Board of Directors of Liberty Media, Liberty Broadband or Liberty Live Holdings. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

C = Chairperson	M = Member	= Independent

GCI LIBERTY, INC. / 13

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTOR SKILLS AND EXPERIENCE
14 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
NOMINEES FOR ELECTION AS DIRECTORS
Richard R. Green	Director Since: July 2025 Age: 88 Committees: Nominating and Corporate Governance (Chair); Audit; Compensation Independent Director
Dr. Green brings to the Board his extensive professional and executive background and his particular knowledge and experience in the complex and rapidly changing field of technology for broadband communications services, which contributes to our company’s evaluation of technological initiatives and challenges and strengthens the Board’s collective qualifications, skills and attributes.

Professional Background:
•
President and Chief Executive Officer of CableLabs®, the cable industry’s research and development consortium, for over 20 years, before retiring in December 2009

•
Senior Vice President at PBS, a public broadcaster and free-to-air television network, from 1984 to 1988 and a director of CBS’s Advanced Television Technology Laboratory, a non-profit consortium that develops technology and standards to enable growth and trust in the digital media industry, from 1980 to 1983

•
Director of Jones/NCTI Inc., a Jones Knowledge Company, a workforce performance solutions company for individuals and broadband companies

Public Company Directorships:
•
Liberty Broadband (November 2014 – present)

Non-Liberty Public Company Directorships:
•
LGL and its predecessors (December 2008 – present)

Former Public Company Directorships:
•
Old GCI Liberty (March 2018 – December 2020)

•
Shaw Communications, Inc. (2010 – May 2023)

Jedd Gould	Director Since: November 2025 Age: 58 Committees: Audit Independent Director
Mr. Gould brings to the board in-depth knowledge relating to the intersection of media and advertising, as well as familiarity with local Alaska media, which broadens the Board’s qualifications and skills.

Professional Background:
•
Co-founder of Mediabids and has served as its Chief Executive Officer since its founding in 1999

•
Director of The Baltimore Banner and Venetoulis Institute for Local Journalism, a non-profit organization committed to bringing high-quality local journalism to Baltimore and central Maryland through its operation of The Baltimore Banner since 2021

•
President of the board of directors of KRBD Public Radio, a community radio station for southern southeast Alaska since 2024

Public Company Directorships: None Former Public Company Directorships: None
GCI LIBERTY, INC. / 15

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2027
Brian M. Deevy	Director Since: July 2025 Age: 70 Committees: Audit (Chair); Compensation; Nominating and Corporate Governance Independent Director
Mr. Deevy brings to our Board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to our company’s activities in these areas.

Professional Background:
•
Head of RBC CME Group until June 2015

•
Responsible for strategic development of the RBC CME Group’s business (including mergers & acquisitions, private equity and debt capital formation and financial advisory engagements)

•
Chairman and Chief Executive Officer of Daniels & Associates, L.P. (investment banking firm that provided financial advisory services to the communications industry until it was acquired by RBC in 2007)

•
Prior to joining Daniels & Associates, RBC Daniels L.P.’s predecessor, was with Continental Illinois National Bank

•
Director of the Daniels Fund since 2003

•
Director of the U.S. Olympic and Paralympic Foundation from 2016 to 2024

Public Company Directorships:
•
Liberty Media (June 2015 – present)

Non-Liberty Public Company Directorships:
•
Atlanta Braves Holdings (July 2023 – present)

Former Public Company Directorships:
•
Trine II Acquisition Corp. (November 2021 – May 2023)

•
Ascent Capital Group, Inc. (November 2013 – May 2016)

•
Ticketmaster Entertainment, Inc. (August 2008 – January 2010)

Larry E. Romrell	Director Since: July 2025 Age: 86 Committees: Compensation (Chair); Audit; Nominating and Corporate Governance Independent Director
Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our Board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.

Professional Background:
•
Held numerous executive positions with TCI from 1991 to 1999

•
Previously held various executive positions with Westmarc Communications, Inc., a subsidiary of TCI engaged in the cable television and common carrier microwave communications businesses

Public Company Directorships:
•
Liberty Media (September 2011 – present)

Non-Liberty Public Company Directorships:
•
LGL (July 2013 – present)

Former Public Company Directorships:
•
QVC Group (March 1999 – September 2011; December 2011 – June 2025)

•
Liberty TripAdvisor (August 2014 – April 2025)

•
LGI (June 2005 – June 2013)

•
LMI (May 2004 – June 2005)

16 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2028
Ronald A. Duncan	Director Since: July 2025 Age: 73 Committees: Executive
Mr. Duncan’s decades-long leadership of Old GCI Liberty and its predecessor provides GCI Liberty with important telecommunications industry and regional expertise.

Professional Background:
•
President and Chief Executive Officer of our company since July 2025

•
Chief Executive Officer of GCI since March 2018

•
Co-founder of Old GCI Liberty’s predecessor, General Communication, Inc., an Alaska corporation, and served as Chief Executive Officer from 1988 to March 2018 and President from January 1988 to August 2017

•
Director of the National Business Aviation Association since March 2026

•
Director of the National Cable Television Association since 2001

•
Director of CableLabs® since 2006

Public Company Directorships: None Former Public Company Directorships: • Old GCI Liberty (March 2018 – December 2020) • General Communication, Inc. (1978 – March 2018)
GCI LIBERTY, INC. / 17

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
John C. Malone	Chairman of the Board Director Since: July 2025 Age: 85 Committees: Executive
Mr. Malone, as President of TCI, co-founded Liberty Media’s predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Professional Background:
•
Chairman of the Board of our company since July 2025

•
Chairman of the Board of Liberty Broadband since November 2014 and served as Chief Executive Officer and President from January 2025 to July 2025

•
Chairman Emeritus of Liberty Media since January 2026 and served as Chairman of the Board from August 2011 to December 2025

•
Chairman of the Board of QVC Group from its inception in 1994 until March 2018 and served as QVC Group’s Chief Executive Officer from August 2005 to February 2006

•
Chairman of the Board of TCI from November 1996 until March 1999, when it was acquired by AT&T Corp., and Chief Executive Officer of TCI from January 1994 to March 1997

Public Company Directorships:
•
Liberty Broadband (Chairman of the Board, November 2014 – present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Liberty Media (December 2010 – December 2025; Chairman of the Board, August 2011 – December 2025)

•
LGL (Chairman of the Board,
June 2013 – December 2025)

•
Warner Bros. Discovery (April 2022 – June 2025)

•
QVC Group (1994 – May 2025; Chairman of the Board, 1994 – March 2018)

•
Old GCI Liberty (Chairman of the Board, March 2018 – December 2020)

•
Liberty Expedia (Chairman of the Board,
November 2016 – July 2019)

•
Liberty Latin America Ltd.
(December 2017 – December 2019)

•
Discovery (September 2008 – April 2022)

•
DHC (March 2005 – September 2008; Chairman of the Board, May 2005 – September 2008)

•
LGI (Chairman of the Board, June 2005 – June 2013)

•
LMI (March 2004 – June 2005)

•
UnitedGlobalCom, Inc. (January 2002 – June 2005)

•
Lions Gate Entertainment Corp.
(March 2015 – September 2018)

•
Charter (May 2013 – July 2018)

•
Expedia, Inc. (August 2005 – November 2012; December 2012 – December 2017)

•
Liberty TripAdvisor (August 2014 – June 2015)

•
Sirius XM (April 2009 – May 2013)

•
Ascent Capital Group, Inc.
(January 2010 – September 2012)

•
Live Nation (January 2010 – February 2011)

•
DIRECTV (including predecessors) (Chairman of the Board, February 2008 – June 2010)

•
IAC/InterActiveCorp (May 2006 – June 2010)

18 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Brian M. Deevy, Richard R. Green, Jedd Gould and Larry E. Romrell qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our Board is chronologically diverse with our members’ ages spanning four decades. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board currently consists of six directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate Board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. The nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
GCI LIBERTY, INC. / 19

CORPORATE GOVERNANCE
BOARD LEADERSHIP STRUCTURE
Our Board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone holds the position of Chairman of the Board, leads our Board and Board meetings and provides strategic guidance to our Chief Executive Officer. Ronald A. Duncan our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our Board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks, significant business risk, including operational, data privacy and cybersecurity risks, and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. The nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, and community relations.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at
www.gciliberty.com/investors/corporate-governance/governance-documents.
INSIDER TRADING POLICY
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, our company has adopted an Insider Trading Policy which governs among other things, the purchase, sale and other dispositions of our company’s securities, including by our directors, officers and employees. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Because our Insider Trading Policy and procedures are designed to address transactions in our company’s securities by our directors, officers, and employees, we do not have formal insider trading policies or procedures that govern our purchase of our company’s securities. A copy of our Insider Trading Policy is filed as Exhibit 19 to the 2025 Form 10-K.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
20 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2025 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by the nominating and corporate governance committee), can be found on our website at www.gciliberty.com.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
AUDIT COMMITTEE OVERVIEW

2 meetings in 2025
Chair
Brian M. Deevy*
Other Members
Richard R. Green
Jedd Gould (since December 2025)
Larry E. Romrell
*Our Board of Directors has determined that Mr. Deevy is an “audit committee financial expert” under applicable SEC rules and regulations
Audit Committee Report, page 30

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
Members John C. Malone Ronald A. Duncan
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the Nevada Revised Statutes). This includes the power and authority to authorize the issuance of shares of our capital stock.
No meetings of the executive committee were held in 2025.

GCI LIBERTY, INC. / 21

CORPORATE GOVERNANCE
COMPENSATION COMMITTEE OVERVIEW
2 meetings in 2025 Chair Larry E. Romrell Other Members Richard R. Green Brian M. Deevy Compensation Committee Report, page 43
The compensation committee assists the Board in discharging its responsibilities relating to compensation of our company’s executives.
In July 2025, the GCI Liberty Spin-Off was completed. In connection with the GCI Liberty Spin-Off, we entered into a services agreement, dated July 14, 2025, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services.
The committee’s functions include, among other things:
•
Evaluate the services fee under the services agreement on at least an annual basis, subject to certain exceptions;

•
May approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. For a discussion of equity awards granted during 2025, see “Executive Compensation—Compensation Discussion and Analysis;”

•
If we engage a chief executive officer, chief accounting officer, principal financial officer, chief legal officer or chief administrative officer to perform services for our company outside the services agreement, review and approve corporate goals and objectives relevant to the compensation of any such person;

•
Oversee the compensation of the chief executive officers of any non-public operating subsidiaries of our company; and

•
Prepare a report for our annual proxy statement.

For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
1 meeting in 2025 Chair Richard R. Green Other Members Brian M. Deevy Larry E. Romrell
The nominating and corporate governance committee functions include, among other things:
•
Develop qualification criteria for selecting director candidates and identify individuals qualified to become Board members consistent with such criteria established or approved by our Board of Directors, with the assistance of the committee, from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

22 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop our company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and personal characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. The nominating and corporate governance committee recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among our company, Liberty Media, Liberty Broadband and Liberty Live Holdings, including the collaborative approach to addressing and better managing the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ (including Mr. Malone’s) service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “—Our Board at a Glance” above). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
GCI LIBERTY, INC. / 23

CORPORATE GOVERNANCE
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number and class of shares of our capital stock directly or indirectly owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, agreement, arrangement or understanding between (or on behalf of) the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation that the Proposing Person and candidate is not subject to, nor will enter into, any voting or other agreement that has not been disclosed to the company and that could limit or interfere with such candidate’s ability to comply with their fiduciary duties;

•
a representation by each Proposing Person who is a holder of record of our capital stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and the accompanying proxy card and to serve as a director for a full term, if nominated and elected;

•
a written representation and agreement of the candidate that he or she is not and, if elected as a director during his or her term in office, (A) is not and will not become a party to (1) any Voting Commitment (as defined our bylaws) that has not been disclosed or (2) any Voting Commitment that could limit or interfere with the candidate’s ability to comply with such candidate’s fiduciary duties under applicable law; (B) is not and will not become a party to any agreement, arrangement or understanding with any person or other entity other with respect to any direct or indirect compensation, reimbursement or indemnification in connection with the candidate’s nomination or service or action as a director; and (C) would be in compliance, if elected as a director, and will comply with the company’s code of business conduct and ethics, corporate governance guidelines, stock ownership and trading policies and guidelines, and any other policies or guidelines of the company applicable to directors and in effect during such candidate’s term;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration);

•
a written questionnaire completed and signed by the candidate with respect to the background, qualifications and independence of the candidate and the background of the proposing stockholder, Proposing Person or any Stockholder Associated Person;

24 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
•
reasonable evidence that such Proposing Person has met the requirements of Rule 14a-19(a)(3) of the Exchange Act, if the Proposing Person provides notice pursuant to Rule 14a-19(b) of the Exchange Act; and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last twelve months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the Proposing Person and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
BOARD MEETINGS
During 2025, there were three meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend the 2026 annual meeting of our stockholders, which is our first annual meeting and to attend future annual meetings of our stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to GCI Liberty Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2025, the independent directors of our company, then serving, met at one executive session without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of GCI Liberty, Inc., c/o GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Brian M. Deevy, Richard R. Green, Jedd Gould and Larry E. Romrell.
GCI LIBERTY, INC. / 25

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of our company is paid an annual fee for 2026 of $257,500 (which, in 2025 was $250,000) (which we refer to as the director fee), of which $51,500 ($50,000 in 2025) is payable in cash (the cash retainer fee) and the balance is payable in options to purchase shares of our company’s non-voting common stock. Fees for service on our audit committee, compensation committee and nominating and corporate governance committee (the committee fees) are the same for 2026 and 2025, with each member thereof receiving an additional fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. Each director is permitted to elect to receive the committee fees in cash or options to purchase shares of our company’s non-voting common stock. The cash portion of the director fees and any committee fees elected to be received in cash are payable quarterly in arrears. The options issued to our Board of Directors with respect to service on our Board in 2026 were issued in December 2025. See “—Director Option Grants” below for information on the options granted in December 2025.
The amounts of the director fees and committee fees were prorated for 2025 following the GCI Liberty Spin-Off in July 2025. Pursuant to our director compensation policy and the 2025 incentive plan (described below), for Mr. Deevy’s, Dr. Green’s and Mr. Romrell’s prorated 2025 director fee payable in options and committee fees which they elected to receive in options, we granted 11,085, 10,406 and 10,859 options to purchase shares of GLIBK, respectively, at an exercise price of $37.85. Such options became exercisable on December 6, 2025. Mr. Gould was appointed as a director in November 2025 and as a result, for Mr. Gould’s service as a director during 2025, he received a prorated director fee, payable entirely in cash.
EQUITY INCENTIVE PLAN
As discussed below, awards granted to our nonemployee directors under the GCI Liberty, Inc. 2025 Omnibus Incentive Plan, as amended (the 2025 incentive plan) are administered by our Board of Directors or our compensation committee. Our Board of Directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2025 incentive plan is designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our Board of Directors may grant non-qualified stock options (options or stock options), stock appreciation rights (SARs), restricted shares, restricted stock units (RSUs), cash awards, performance awards or any combination of the foregoing under the 2025 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be issued under the 2025 incentive plan is 5,000,000, subject to anti-dilution and other adjustment provisions of the plan. Under the 2025 incentive plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $1 million. Shares of our common stock issuable pursuant to awards made under the 2025 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
DIRECTOR OPTION GRANTS
Pursuant to our director compensation policy and the 2025 incentive plan, on December 9, 2025, for their service in 2026, we granted Messrs. Deevy, Gould, and Romrell and Dr. Green 24,970, 21,985, 24,472 and 24,472 options to purchase shares of GLIBK, respectively, at an exercise price of $31.74. These options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board of Directors determines otherwise, will be terminated without becoming exercisable if the grantee resigns
26 / 2026 PROXY STATEMENT

Director Compensation
or is removed from the Board of Directors before the vesting date. Once vested, the options will remain exercisable until the fifth anniversary of the grant date or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
RIGHTS OFFERING ADJUSTMENT AWARDS
In December 2025, we distributed to holders of shares of GLIBA, GLIBB and GLIBK 0.3838 of a subscription right to purchase one share of GLIBK for each share of GLIBA, GLIBB and GLIBK held as of 5:00 p.m., New York City time, on November 24, 2025 (the rights offering and such date the rights offering record date). In connection with the rights offering, holders of restricted stock units and stock options outstanding as of the rights offering record date and relating to shares of GLIBK received a grant of RSUs relating to GLIBK to compensate for the diminution in value associated with the common stock underlying these RSUs and stock options (the Adjustment RSUs). As a result, Mr. Deevy, Dr. Green and Mr. Romrell received 697, 654 and 682 Adjustment RSUs, with respect to the options granted to them on August 21, 2025, which Adjustment RSUs vested on December 19, 2025, shortly following the expiration of the rights offering.
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2025.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All Other Compensation ($)	Total ($)
Brian M. Deevy	23,352	10,727	376,881	—	410,960
Jedd Gould(5)	35,027	—	219,285	—	254,312
Richard R. Green	28,022	10,065	364,084	—	402,171
Larry E. Romrell	23,352	10,496	369,308	—	403,156

(1)
John C. Malone and Ronald A. Duncan, each of whom is a director of our company and, with respect to Mr. Duncan, a named executive officer, received no compensation for serving as directors of our company during 2025.

(2)
As of December 31, 2025, our directors (other than Mr. Duncan, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the below equity awards with respect to shares of our common stock.

	John C. Malone	Brian M. Deevy	Jedd Gould	Richard R. Green	Larry E. Romrell
Options (#)
GLIBK	—	36,055	21,985	34,878	35,331

(3)
Reflects the grant date fair value of Adjustment RSUs awarded, which has been computed based on the closing price of GLIBK shares on the grant date in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC Topic 718), but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 9 to our consolidated financial statements for the year ended December 31, 2025 (which are included in our 2025 Form 10-K).

(4)
The aggregate grant date fair value of the stock option awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 9 to our consolidated financial statements for the year ended December 31, 2025 (which are included in our 2025 Form 10-K).

(5)
Mr. Gould was appointed as a director effective November 10, 2025.

GCI LIBERTY, INC. / 27

Proposal 2 – The Auditors Ratification Proposal
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2026.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2025 and fees billed for other services rendered by KPMG LLP. Prior to the GCI Liberty Spin-Off, we did not separately engage an independent registered public accounting firm, and Liberty Broadband paid any audit, audit-related, tax, or other fees related to our business.
2025
Audit fees	$1,783,000
Audit related fees	—
Audit and audit related fees	1,783,000
Tax fees	—
All other fees	—
Total fees	$1,783,000

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

28 / 2026 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $50,000, or if individual projects under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Brian M. Deevy currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2025 were approved in accordance with the terms of the policy in place.
GCI LIBERTY, INC. / 29

Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Deevy is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from our company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2025 Form 10-K.
Submitted by the Members of the Audit Committee
Brian M. Deevy
Richard R. Green
Jedd Gould
Larry E. Romrell
30 / 2026 PROXY STATEMENT

Proposal 3 – The Say-on-Pay Proposal
Proposal 3 – The Say-on-Pay Proposal

What am I being asked to vote on and how should I vote?
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Exchange Act. This advisory vote is often referred to as the “say-on-pay” vote and allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of our stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.
We are seeking stockholder approval for the first time of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures and how they were applied for 2025.
As described in more detail below under “Proposal 6—The Say-on-Frequency Proposal,” we are submitting for stockholder consideration at the 2026 annual meeting of stockholders a resolution for an advisory vote regarding the frequency at which future advisory votes on executive compensation should be held. Assuming the frequency of every three years is approved by our stockholders, we currently expect that our next advisory vote on executive compensation will be held in 2029.
In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our Board of Directors is asking stockholders to approve the following advisory resolution at the 2026 annual meeting of stockholders:
“RESOLVED, that the stockholders of GCI Liberty, Inc. hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter.
OUR BOARD RECOMMENDS A VOTE FOR THE SAY-ON-PAY PROPOSAL

The Board of Directors recommends that you vote FOR the say-on-pay proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term company value.

GCI LIBERTY, INC. / 31

Proposal 4 – The Say-on-Frequency Proposal
Proposal 4 – The Say-on-Frequency
Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.
In accordance with the requirements of Section 14A of the Exchange Act and Rule 14a-21(b) promulgated thereunder, and as a matter of good corporate governance, we are submitting for stockholder consideration a separate resolution for an advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.
After consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate policy for us.
Our Board of Directors believes an advisory vote every three years would allow stockholders to focus on the structure of our overall, long term-oriented compensation program rather than undue focus on the details of an individual year’s payouts. Doing so would be compatible with our compensation philosophy of compensating our executives in a way that ensures they have a continuing stake in our long-term success. An advisory vote every three years would allow stockholders to consider the achievement of performance objectives by our executives that focus on mid- to long-term strategies as opposed to immediate results and enables a longer-term assessment of whether compensation is adequately linked to company performance. An advisory vote every three years would also provide our Board of Directors with sufficient time to thoughtfully consider the result of the advisory vote and to implement any desired changes to our executive compensation program. Our Board of Directors considers compensation matters based on a long-term, multi-year perspective, and we believe it is most helpful if stockholders provide their views based on the same. As a result, our Board of Directors recommends a vote for the holding of advisory votes on named executive officer compensation every three years.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstaining from voting when you vote in response to the following resolution:
“RESOLVED, that the option of once every one year, two years or three years that receives a majority of the affirmative votes cast for this resolution will be determined to be the frequency for the advisory vote on the compensation of the named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules that has been selected by GCI Liberty, Inc. stockholders.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
Stockholders will be able to cast their vote for one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not being asked to vote to approve or disapprove our Board of Directors’ recommendation.
If one of the frequencies receives the affirmative vote of the holders of a majority of the votes cast on the say-on-frequency proposal by the holders of shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter, the frequency receiving such majority vote will be considered the frequency for the advisory vote on executive compensation that has been recommended by stockholders. However,

32 / 2026 PROXY STATEMENT

Proposal 4 – The Say-on-Frequency Proposal
because this vote is advisory and not binding on our Board of Directors or our company in any way, our Board of Directors may decide that it is in the best interests of our company and its stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. If no frequency receives the requisite majority, our Board of Directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.
OUR BOARD RECOMMENDS A VOTE FOR THE 3 YEARS FREQUENCY OPTION	3 YEARS

The Board of Directors recommends that you vote in favor of the 3 YEARS frequency option with respect to this proposal because it is compatible with our compensation philosophy, which focuses on compensating our executives in a way that ensures they have a continuing stake in our long-term success.

GCI LIBERTY, INC. / 33

Proposal 5 – The Articles Amendment Proposal
Proposal 5 – The Articles Amendment Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to adopt a new article to our charter waiving jury trials for internal actions (as defined in Nevada Revised Statutes (NRS) 78.046) (the articles amendment proposal).
In light of recent amendments to the NRS and after careful consideration, the Board has determined it would be in the best interests of GCI Liberty and our stockholders to adopt a new article to our charter to waive jury trials for internal actions in conformity with such recent NRS amendments pursuant to a certificate of amendment (the Articles Amendment) to be filed in the office of the Nevada Secretary of State. The Board has unanimously approved, adopted and declared the Articles Amendment to be advisable and in the best interests of GCI Liberty and our stockholders. The Board has also directed that adoption and approval of the Articles Amendment be submitted to our stockholders for their consideration at the 2026 annual meeting of stockholders, and has unanimously recommended that our stockholders approve the Articles Amendment by voting in favor of the articles amendment proposal. The text of the Articles Amendment is attached hereto as Annex A, which you should read in its entirety.
REASONS AND BACKGROUND FOR THE ARTICLES AMENDMENT
Effective May 30, 2025, the NRS was amended to permit corporations to include in their articles of incorporation a waiver of jury trials that includes a requirement that certain actions must be tried before the presiding judge as a trier of fact. The proposed change to our charter set forth in the Articles Amendment will allow trials for internal actions to be expedited without the need for jury selection, instructions and deliberation or the additional time needed to explain complex corporate concepts to individuals with only a lay understanding.
If the articles amendment proposal is approved by our stockholders, a new paragraph 4 to Article XII will be added to our charter to provide that to the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction before the presiding judge as a trier of fact and not before a jury. As provided in the recent NRS amendments, this provision of the Articles Amendment will operate as a waiver of the right to trial by jury by each party to any such internal action.
EFFECTIVENESS OF ARTICLES AMENDMENT
If the Articles Amendment is approved by our stockholders at the 2026 annual meeting, the Articles Amendment set forth in Annex A would become effective upon the filing and effectiveness of a certificate of amendment in the office of the Nevada Secretary of State setting forth the Articles Amendment. We intend to file a certificate of amendment in the office of the Nevada Secretary of State as soon as practicable if the Articles Amendment is adopted and approved by our stockholders. The Board, however, retains the discretion to abandon the Articles Amendment and choose not to implement the Articles Amendment at any time prior to its effectiveness, notwithstanding approval of the articles amendment proposal by our stockholders. If the articles amendment proposal is not approved, our charter will remain unchanged.

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Proposal 5 – The Articles Amendment Proposal
VOTE AND RECOMMENDATION
The affirmative vote of at least a majority of the voting power of the outstanding shares of our voting stock, voting together as a single class, is required to approve the articles amendment proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because it is expected to better align with recent changes to Nevada law and promote efficiency for the company by allowing for expedited trials for internal actions without the need for jury selection, instructions and deliberation or the additional time needed to explain complex corporate concepts to individuals with only a lay understanding.

GCI LIBERTY, INC. / 35

Proposal 6 – The Adjournment Proposal
Proposal 6 – The Adjournment Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to consider and vote on a proposal to authorize the adjournment of the annual meeting by the company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the articles amendment proposal or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.
The approval of the adjournment proposal is not a condition to effecting the Articles Amendment.
VOTE AND RECOMMENDATION
The adjournment proposal requires the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of our voting stock that are present in person or by proxy and entitled to vote at the annual meeting, voting together as a single class.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL
The board of directors recommends that you vote FOR this proposal because it will allow the company to permit further solicitation of proxies if necessary or appropriate.

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EXECUTIVE OFFICERS
Executive Officers

The following lists the executive officers of our company (other than Ronald A. Duncan, President and Chief Executive Officer, who also serves as a director of our company and is listed under “Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company and the predecessor(s) of other companies listed below. Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 53

Current Positions
•
Principal Financial Officer and Chief Accounting Officer of our company since December 2024

•
Principal Financial Officer and Chief Accounting Officer of Liberty Live Holdings since January 2025

•
Principal Financial Officer and Chief Accounting Officer of Liberty Media since July 2019 and January 2020, respectively

•
Principal Financial Officer and Chief Accounting Officer of Liberty Broadband since July 2019 and January 2020, respectively

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Director of comScore, Inc. since March 2021

Prior Positions/Experience
•
Senior Vice President and Chief Financial Officer of Liberty TripAdvisor from January 2016 – April 2025

•
Principal Financial Officer and Chief Accounting Officer of QVC Group from July 2019 and January 2020, respectively – March 2025

•
Principal Financial Officer and Chief Accounting Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Principal Financial Officer and Chief Accounting Officer of LMAC from November 2020 – December 2022

•
Principal Financial Officer and Chief Accounting Officer of Old GCI Liberty from July 2019 and January 2020, respectively – December 2020

•
Senior Vice President and Controller of each of Liberty Media, QVC Group and Liberty Broadband from January 2016 – December 2019 and Old GCI Liberty from March 2018 – December 2019

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Vice President and Controller of Liberty TripAdvisor from August 2014 – December 2015

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Senior Vice President of Liberty Expedia from March 2016 – July 2019

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Vice President and Controller of Liberty Media from November 2011 – December 2015, QVC Group from November 2011 – December 2015 and Liberty Broadband from October 2014 – December 2015

•
Various positions with Liberty Media and QVC Group since 1999

GCI LIBERTY, INC. / 37

EXECUTIVE OFFICERS
Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 51

Current Positions
•
Chief Legal Officer and Chief Administrative Officer of our company since December 2024

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Chief Legal Officer and Chief Administrative Officer of Liberty Media since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of Liberty Broadband since September 2019 and January 2021, respectively

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Chief Legal Officer and Chief Administrative Officer of Liberty Live Holdings since January 2025

Prior Positions/Experience
•
Chief Legal Officer and Chief Administrative Officer of Liberty TripAdvisor from September 2019 and January 2021, respectively – April 2025

•
Chief Legal Officer and Chief Administrative Officer of QVC Group from September 2019 and January 2021, respectively – March 2025

•
Chief Executive Officer of Las Vegas Grand Prix, Inc. from January 2022 – February 2025

•
Chief Legal Officer and Chief Administrative Officer of Atlanta Braves Holdings from December 2022 – August 2024

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Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 and January 2021, respectively – December 2022

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Director of LMAC from January 2021 – December 2022

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Chief Legal Officer of Old GCI Liberty from September 2019 – December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented Liberty Media, QVC Group, Liberty TripAdvisor, Liberty Broadband and Old GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts L.L.P., was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

38 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
RONALD A. DUNCAN
President and Chief Executive Officer
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term company value.

WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of our Chief Executive Officer’s compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of the company.

•
We have a clawback policy and clawback provisions for equity-based incentive compensation.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

COMPENSATION DISCUSSION AND ANALYSIS
SERVICES AGREEMENT
In connection with the GCI Liberty Spin-Off, we entered into a services agreement with Liberty Media in July 2025, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to a quarterly review by our audit committee (and at least an annual review by our compensation committee). As a result, Liberty Media employees, including Mr. Wendling and Ms. Wilm, are typically not separately compensated by our company other than with respect to equity awards. For the year ended December 31, 2025, we accrued management fees payable to Liberty Media under the services agreement of $3.6 million. Mr. Duncan is not a Liberty Media employee and his compensation is paid directly by GCI Communication Corp, except for equity awards which are granted by our company.
ROLE OF CHIEF EXECUTIVE OFFICER IN COMPENSATION DECISIONS; SETTING EXECUTIVE COMPENSATION
As a result of the management fee paid to Liberty Media, our compensation committee typically does not expect to provide compensation to the executive officers other than Mr. Duncan and to Mr. Wendling and Ms. Wilm with regard to equity incentive compensation.
GCI LIBERTY, INC. / 39

EXECUTIVE COMPENSATION
ELEMENTS OF 2025 EXECUTIVE COMPENSATION
For 2025, the principal components of compensation for the named executive officers were:
•
in the case of Mr. Duncan, base salary, an annual performance-based bonus, performance-based RSUs and multi-year stock options, perquisites and other limited personal benefits; and

•
in the case of Mr. Wendling and Ms. Wilm, time-based RSUs.

BASE SALARY
Mr. Duncan’s base salary is governed by the terms of the CEO Employment Agreement (defined below) and is $990,000.
CEO PERFORMANCE-BASED BONUS
For 2025, the Liberty Broadband compensation committee adopted an annual performance-based bonus program (the 2025 bonus program) for Mr. Duncan, and our compensation committee assumed the 2025 bonus program after the GCI Liberty Spin-Off. Mr. Duncan was assigned a target bonus opportunity of $1,252,741, or $581,630 pro-rated for the period post GCI Liberty Spin-Off, with the ability to earn an above-target performance-based bonus. Our compensation committee considered five components of the 2025 bonus program, as detailed below, when determining that Mr. Duncan had earned a bonus of $1,823,379, or $846,569 pro-rated for the period after the GCI Liberty Spin-Off, for performance in 2025.
•
Compliance with business process controls, IT general controls, and all laws, regulations, company policies and reporting requirements

•
Selling, general & administrative cost control for both the current year and over a long-term period

•
Actual versus budgeted EBITDA results

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Supported revenue results

•
Achievement of strategic objectives

EQUITY INCENTIVE COMPENSATION
Equity Awards Outstanding at Time of the GCI Liberty Spin-Off
Prior to the GCI Liberty Spin-Off, Liberty Broadband had granted Mr. Duncan RSUs with respect to Liberty Broadband’s Series C common stock, which were adjusted and substituted for RSUs relating to GLIBK (as substituted, the CEO Legacy Liberty Broadband RSUs) in accordance with the antidilution provisions of the Liberty Broadband incentive plan under which they were granted. The CEO Legacy Liberty Broadband RSUs were granted under the transitional stock plan (as defined below) and vested on January 5, 2026. See the “Outstanding Equity Awards at Fiscal Year-End” table below for more information about the CEO Legacy Liberty Broadband RSUs.
Equity Awards Following the GCI Liberty Spin-Off
The 2025 incentive plan provides for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs, cash awards and performance awards. Our compensation committee has a preference for grants of stock options and awards of RSUs (as compared with other types of available awards under the 2025 incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
CEO Annual Performance-Based RSUs. On August 21, 2025, Mr. Duncan received, pursuant to the terms of his prior employment agreement with GCI Communication Corp, a grant of 18,423 performance-based restricted stock units in respect of GLIBK for the 2025 calendar year (the 2025 CEO Performance-based RSUs), which would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2025 CEO Performance-based RSUs and reviewed Mr. Duncan’s performance against that performance program to determine which portion of the award would be paid. Our compensation committee reviewed the 2025 personal performance of Mr. Duncan and
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EXECUTIVE COMPENSATION
approved vesting of 100% of the 2025 CEO Performance-based RSUs based on its assessment of Mr. Duncan’s individual performance along with GCI Communication Corp.’s corporate, operational and financial performance against the previously established goals and metrics.
CEO Multi-Year Options. In connection with the entry into the CEO Employment Agreement and pursuant to the terms thereof, on August 21, 2025, Mr. Duncan also received a grant of options to purchase 814,441 shares of GLIBK for an exercise price equal to $37.85 (2025 CEO Multi-Year Option Award). The 2025 CEO Multi-Year Option Award will vest in three equal installments on December 31 of each of 2026, 2027 and 2028 and expire on the fifth anniversary of the grant date. See the “Grants of Plan-Based Awards” table below for more information about the 2025 CEO Multi-Year Option Award.
Adjustment RSUs. In connection with the rights offering, holders of restricted stock units and stock options outstanding as of the rights offering record date received Adjustment RSUs. Mr. Duncan was our only named executive officer who had awards outstanding at such time. As a result, Mr. Duncan received 1,158 and 51,205 Adjustment RSUs in respect of the 2025 CEO Performance-based RSUs and 2025 CEO Multi-Year Option Award, respectively, which are subject to the same vesting terms as the award in connection with which they were granted. In connection with our compensation committee’s approval of vesting of 100% of the 2025 CEO Performance-based RSUs, 100% of the related Adjustment RSUs became vested. Mr. Duncan also received 442 Adjustment RSUs in respect of the CEO Legacy Liberty Broadband RSUs, which vested on December 19, 2025, shortly after the expiration of the rights offering.
Other NEO Awards
As discussed above, our executive officers perform management services for our company pursuant to the services agreement. In consultation with the compensation committee of Liberty Media, our compensation committee determined that each of Liberty Media and our company would grant a proportionate share of the aggregate equity grant value to Mr. Wendling and Ms. Wilm for their annual 2026 equity awards for their service to our company and Liberty Media. With respect to the awards made to Mr. Wendling and Ms. Wilm, the proportionate share for each of our company and Liberty Media was determined based on the relative time spent by Liberty Media’s employees working for such issuer.
Time-based RSUs. In December 2025, our compensation committee granted to Mr. Wendling and Ms. Wilm 7,968 and 15,547 time-based RSUs with respect to GLIBK (the 2025 Time-based RSUs), respectively. The 2025 Time-based RSUs will vest on December 9, 2026.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available (that are not otherwise available to all of our salaried employees) to Mr. Duncan consist of personal flight time on an aircraft leased by GCI Communication Corp and the occasional, personal use of our company’s retreat (as defined below) and to our other named executive officers consist of limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media). On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business.
Taxable income may be incurred by our named executive officers in connection with their receipt of perquisites and personal benefits. We do not provide gross-up payments to our executives in connection with any such taxable income incurred.
Pursuant to the CEO Employment Agreement, together with an aircraft agreement, which was entered into by GCI Communication Corp and Mr. Duncan simultaneously with the CEO Employment Agreement, Mr. Duncan is entitled to 100 hours per year of personal flight time on an aircraft leased by GCI Communication Corp through the first to occur of (i) the date that Mr. Duncan ceases to be employed by our company or any of our subsidiaries and (ii) the date that GCI Communication Corp ceases to own or lease any aircraft. Up to 25 hours of such annual allotment may be rolled over for use in a subsequent calendar year, up to a maximum amount of 150 hours of total flight time per year. Where additional variable cost to our company occurred on such a flight solely for the personal purposes of Mr. Duncan or his guests, that cost has been included in the “Summary Compensation Table” below.
For disclosure purposes, we (for Mr. Duncan’s personal flights) or Liberty Media (for our other executives’ personal flights) determine the aggregate incremental cost to our company or Liberty to Liberty Media, as applicable, by using a method that takes into account all operating costs related to such flights, including:
GCI LIBERTY, INC. / 41

EXECUTIVE COMPENSATION
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because GCI Communication Corp’s aircraft and Liberty Media’s aircraft are used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
For purposes of determining an executive’s taxable income, Mr. Duncan’s personal use of the GCI Communication Corp aircraft is valued using a method based on Standard Industry Fare Level (SIFL) rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount that may be deducted for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code) to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2025 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation of more than $1 million paid to a “covered employee”, where a covered employee is any individual who serves as the Chief Executive Officer, Chief Financial Officer or qualifies as one of the other three most highly compensated executive officers in any year and, beginning in 2027 and any later year, any individual, other than those previously listed, who qualifies as one of the five most highly compensated employees, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, an individual who is a covered employee will remain a covered employee (even if not serving in one of the enumerated positions in a subsequent calendar year) and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
The Board of Directors approved a policy for the recovery of erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq listing standards, and requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that our company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, our company has maintained its recoupment provisions whereby our company may require an executive to repay or return to our company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the
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EXECUTIVE COMPENSATION
extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Additionally, beginning in December 2020, we began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to our company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the “Compensation Committee Report” below comprised our compensation committee during 2025. No member of our compensation committee during 2025 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
COMPENSATION COMMITTEE REPORT
Our compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, our compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
Larry E. Romrell
Brian M. Deevy
Richard R. Green
GCI LIBERTY, INC. / 43

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/25)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
Ronald A. Duncan President and Chief Executive Officer	2025	459,643	—	1,459,893	10,057,524	846,569	114,091(5)	12,937,719
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	2025	—	—	252,904	—	—	—	252,904
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	2025	—	—	493,462	—	—	—	493,462

(1)
For Mr. Duncan, represents the base salary paid by GCI Communication Corp following the GCI Liberty Spin-Off. Mr. Wendling’s and Ms. Wilm’s base salaries are paid by Liberty Media, even though a portion of such base salary may ultimately be borne by our company. Although Mr. Wendling’s and Ms. Wilm’s base salaries and time spent for our company are considered when determining the management fee, no portion of Mr. Wendling’s and Ms. Wilm’s entire base salary is reflected in the table above given that there is not a specific portion thereof allocated to our company.

(2)
Reflects, as applicable, the grant date fair value of the 2025 CEO Performance-based RSUs, Mr. Duncan’s Adjustment RSUs and Mr. Wendling’s and Ms. Wilm’s 2025 Time-based RSUs. The grant date fair value of these awards has been computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Conditions (ASC) Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 9 to our consolidated financial statements for the year ended December 31, 2025 (which are included in our 2025 Form 10-K).

(3)
The grant date fair value of the 2025 CEO Multi-Year Option Award has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 9 to our consolidated financial statements for the year ended December 31, 2025 (which are included in our 2025 Form 10-K).

(4)
For Mr. Duncan, represents his 2025 performance-based annual bonus paid by our company for the service period following the GCI Liberty Spin-Off. Liberty Media paid Mr. Wendling and Ms. Wilm an annual performance-based bonus, even though a portion of such performance-based bonus may ultimately be borne by our company. Although Mr. Wendling’s and Ms. Wilm’s performance-based bonuses and time spent for our company are considered when determining the management fee, no portion of the named executive officer’s annual performance-based bonus is reflected in the table above given that there is not a specific portion thereof allocated to our company.

(5)
Includes the following amounts: $51,658 for compensation related to personal use of corporate aircraft; $50,948 for use of the retreat; $574 for life insurance premiums paid on behalf of Mr. Duncan and a $10,911 matching contribution to the GCI 401(k) Plan.

The GCI 401(k) Plan provides employees with an opportunity to save for retirement. Under the GCI 401(k) Plan, participants may contribute up to 50% of their eligible compensation on a pre-tax or Roth after-tax basis to the plan (subject to specified maximums and IRS limits), and we contribute a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Participant contributions to the GCI 401(k) Plan are fully vested upon contribution.
Generally, participants acquire a vested right in our matching contributions as follows:
Years of Service	Vesting Percentage
Less than 1	0%
1 - 2	33%
2 - 3	66%
3 or more	100%
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EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION ARRANGEMENTS
RONALD A. DUNCAN EMPLOYMENT AGREEMENT
We entered into a new employment agreement with Mr. Duncan on August 22, 2025 (the CEO Employment Agreement), which generally replaced Mr. Duncan’s prior employment agreement with GCI Communication Corp, effective as of the time of the GCI Liberty Spin-Off. The CEO Employment Agreement provides that Mr. Duncan will continue to serve as the chief executive officer and president of our company and has a term that began on July 15, 2025 and which is scheduled to end on December 31, 2028.
Base Salary; Annual Bonus. Pursuant to the CEO Employment Agreement, Mr. Duncan is paid an annual base salary of $990,000 and is eligible to participate in the discretionary annual target cash incentive program (the Target Cash IC Program) pursuant to which Mr. Duncan is eligible to receive annual target cash incentive compensation of $1,252,741 in each calendar year from 2026 through 2028 (the Duncan Annual Target Cash IC or the Duncan Cash IC). Mr. Duncan remained eligible to participate in the discretionary annual target cash incentive program for the 2025 calendar year as set forth in his prior employment agreement with GCI Communication Corp.
Equity Awards. Mr. Duncan is also eligible to receive annual performance-based restricted stock unit grants with a target grant value of $626,371 in each of 2026, 2027 and 2028 (the Duncan Annual Target Equity IC or the Duncan Equity IC). Each of the Duncan Cash IC and Duncan Equity IC will be subject to the achievement of annual performance metrics established by our compensation committee. On August 21, 2025, Mr. Duncan received, pursuant to the terms of his prior employment agreement with GCI Communication Corp, the 2025 CEO Performance-based RSUs for the 2025 calendar year, which, as described above, consisted of a grant of 18,423 performance-based RSUs with respect to GLIBK. In connection with the entry into the CEO Employment Agreement and pursuant to the terms thereof, on August 21, 2025, Mr. Duncan also received the 2025 CEO Multi-Year Option Award, which, as described above, consisted of a grant of options to purchase 814,441 shares of GLIBK for an exercise price equal to $37.85 per share, which options vest in three equal installments on December 31 of each of 2026, 2027 and 2028, in each case, subject to Mr. Duncan remaining employed through the applicable vesting date.
Benefits; Aircraft Usage. Pursuant to the CEO Employment Agreement, Mr. Duncan is eligible to participate in all health, welfare and retirement plans that are generally available to other similarly situated executives of GCI Communication Corp. The CEO Employment Agreement, together with an aircraft agreement, which was entered into by GCI Communication Corp and Mr. Duncan simultaneously with the CEO Employment Agreement, provide that, effective from January 1, 2025, Mr. Duncan is entitled to 100 hours per year of personal flight time on an aircraft leased by GCI Communication Corp through the first to occur of (i) the date that Mr. Duncan ceases to be employed by our company or any of our subsidiaries and (ii) the date that GCI Communication Corp ceases to own or lease any aircraft. Up to 25 hours of such annual allotment may be rolled over for use in a subsequent calendar year, up to a maximum amount of 150 hours of total flight time per year.
Termination Benefits, Generally. In the event of Mr. Duncan’s termination of employment other than for “cause” (as defined in the CEO Employment Agreement) and not due to Mr. Duncan’s death, Mr. Duncan (i) would remain entitled to use up to one-third his flight hour allowance during the 120-day period following his termination; (ii) may access GCI Communication Corp’s remote fishing retreat (the retreat) for occasional personal use and has limited contract rights to purchase the retreat at fair market value; (iii) would receive certain post-employment benefits for ten years, such as paid health insurance premiums (subject to certain limitations once Mr. Duncan or his spouse are 65 or older); and (iv) be provided office space and IT support for up to ten years post-employment (collectively, the CEO Post-Termination Benefits). In the event of Mr. Duncan’s termination of employment due to his death, Mr. Duncan’s family would be provided office space and IT support for 180 days following his death.
Termination without “Cause” or for “Good Reason.” If, prior to December 31, 2028, Mr. Duncan’s employment is terminated by him for “good reason” or by our Company without “cause” (each as defined in the CEO Employment Agreement), then, in addition to the CEO Post-Termination Benefits, subject to Mr. Duncan’s execution of a release in favor of our Company in accordance with the terms of the CEO Employment Agreement and his compliance with the restrictions described below that continue to apply following his termination, Mr. Duncan would receive (i) if not otherwise eligible to receive such amounts pursuant to the terms of any program or award agreement under which such incentive compensation was granted, (a) any annual bonus for the year prior to the year of termination to the extent not yet paid and (b) the Duncan Annual Target Cash IC and the Duncan Annual Target Equity IC for the year of termination (prorated based on his
GCI LIBERTY, INC. / 45

EXECUTIVE COMPENSATION
employment during the year) (the pro-rated Target IC Compensation), paid in a lump sum, (ii) the sum of his base salary, the Duncan Annual Target Cash IC and the Duncan Annual Target Equity IC, paid in twelve equal installments (the CEO Installments) and (iii) pro-rata (plus one-year look forward) vesting of each tranche of his 2025 CEO Multi-Year Option Award with additional time to exercise (subject to the original expiration date).
Termination as a result of Death or Disability. If Mr. Duncan’s employment is terminated as a result of his death or due to his disability, Mr. Duncan would be entitled to full vesting of his 2025 CEO Multi-Year Option Award with additional time to exercise (subject to the original expiration date).
Termination at the end of the Term. If Mr. Duncan’s employment is terminated at or following December 31, 2028 for any reason, Mr. Duncan will remain eligible to receive the Duncan Cash IC and the Duncan Equity IC, in each case, for 2028.
Restrictive Covenants and Post-Termination Obligations. Mr. Duncan is also subject to certain perpetual confidentiality obligations and certain non-competition and non-solicitation obligations that apply during and for 12 months following his termination under the CEO Employment Agreement.
EQUITY INCENTIVE PLANS
The 2025 incentive plan is designed to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2025 incentive plan (collectively, as used in this description of the 2025 incentive plan, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 5,000,000 shares, subject to anti-dilution and other adjustment provisions of the 2025 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2025 incentive plan is administered by the compensation committee with regard to all awards granted under the 2025 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full Board of Directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2025 incentive plan has a five-year term.
In connection with the GCI Liberty Spin-Off, equity incentive awards with respect to GLIBK were issued in connection with adjustments made to outstanding RSUs with respect to shares of Liberty Broadband Series C common stock which were granted to GCI employees, including Mr. Duncan, pursuant to the various stock incentive plans administered by the Liberty Broadband board of directors or the compensation committee thereof. These awards, including the CEO Legacy Liberty Broadband RSUs, were issued pursuant to the GCI Liberty, Inc. 2025 Transitional Stock Adjustment Plan (the transitional plan), which governs the terms of such awards but will not be used to make any additional grants following the GCI Liberty Spin-Off.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Duncan, our chief executive officer on December 31, 2025, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2025, which consisted of employees located in the U.S. representing all full-time, part-time, seasonal and temporary employees employed by our company and our subsidiary, GCI, on that date. Using information from our payroll records and Form W-2s, we then measured each employee’s gross wages for 2025, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the
46 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
compensation of employees who were new hires or took a leave of absence in 2025. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined the median employee’s total compensation for the portion of 2025 following the GCI Liberty Spin-Off, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s compensation following the GCI Liberty Spin-Off to that of the median employee was as follows:
Chief Executive Officer Compensation Following the GCI Liberty Spin-Off	$12,937,719
Median Employee Compensation Following the GCI Liberty Spin-Off	$44,743
Ratio of Chief Executive Officer to Median Employee Compensation Following the GCI Liberty Spin-Off	289:1
GCI LIBERTY, INC. / 47

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2025 to the named executive officers.
Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(1)	Target (#)(1)	Maximum (#)
Ronald A. Duncan
GLIBK	08/21/2025(2)	—	—	—	—	18,423	—	—	—	—	697,311
GLIBK	08/21/2025	—	—	—	—	—	—	—	814,441(3)	37.85	10,057,524
GLIBK	12/18/2025	—	—	—	—	—	—	1,158(4)	—	—	5,315
GLIBK	12/18/2025	—	—	—	—	—	—	442(5)	—	—	1,993
GLIBK	12/18/2025	—	—	—	—	—	—	51,205(6)	—	—	755,274
Brian J. Wendling
GLIBK	12/09/2025	—	—	—	—	—	—	7,968(7)	—	—	252,904
Renee L.Wilm
GLIBK	12/09/2025	—	—	—	—	—	—	15,547(7)	—	—	493,462

(1)
The terms of the 2025 CEO Performance-based RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. The amount in the Target column represents the target amount that would have been payable to Mr. Duncan assuming (x) achievement of the performance goals was attained and (y) our compensation committee determined not to reduce such payout after considering criteria established by our compensation committee in August 2025. For the actual 2025 CEO Performance-based RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2025 Executive Compensation—Equity Incentive Compensation—CEO Annual Performance-Based RSUs.”

(2)
Reflects the date on which our compensation committee established the terms of the 2025 CEO Performance-based RSUs as described under “—Compensation Discussion and Analysis—Elements of 2025 Executive Compensation—Equity Incentive Compensation—CEO Annual Performance-Based RSUs.”

(3)
Reflects the 2025 CEO Multi-Year Option Award, which vests in three equal installments on each of December 31, 2026, December 31, 2027 and December 31, 2028.

(4)
Reflects the Adjustment RSUs granted in respect of the 2025 CEO Performance-based RSUs, which vest and/or are forfeited at the same time as and in an amount proportionate to the number of 2025 CEO Performance-based RSUs. For the actual number of these Adjustment RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2025 Executive Compensation—Equity Incentive Compensation—Adjustment RSUs.”

(5)
Reflects the Adjustment RSUs granted in respect of the CEO Legacy Liberty Broadband RSUs, which vested on December 19, 2025.

(6)
Reflects the Adjustment RSUs granted in respect of the 2025 CEO Multi-Year Option Award, which vest at the same time as, and in an amount proportionate to the number of, the 2025 CEO Multi-Year Option Award.

(7)
Reflects the 2025 Time-based RSUs, which vest on December 9, 2026.

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EXECUTIVE COMPENSATION
OPTION GRANT PRACTICES
We do not grant options in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on option grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such options. Although we do not have a formal policy with respect to the timing of our option grants, our compensation committee has granted such options on a predetermined annual schedule.
GCI LIBERTY, INC. / 49

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2025 and held by the named executive officers.
	Option awards					Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald A. Duncan
Option Award
GLIBK	—	814,441(1)	—	37.85	08/21/2030	—	—	—	—
RSU Awards
GLIBK	—	—	—	—	—	—	—	18,423(2)	685,520
GLIBK	—	—	—	—	—	7,035(3)	261,772	—	—
GLIBK	—	—	—	—	—	1,158(4)	43,089	—	—
GLIBK	—	—	—	—	—	51,205(5)	1,905,338	—	—
Brian J. Wendling
RSU Award
GLIBK	—	—	—	—	—	7,968(6)	296,489	—	—
Renee L. Wilm
RSU Award
GLIBK	—	—	—	—	—	15,547(6)	578,504	—	—

(1)
Reflects the 2025 CEO Multi-Year Option Award, which vests in three equal installments on December 31, 2026, December 31, 2027 and December 31, 2028.

(2)
Reflects the target number of 2025 CEO Performance-based RSUs that Mr. Duncan could earn based on performance in 2025.

(3)
Reflects the CEO Legacy Liberty Broadband RSUs, which vested on January 5, 2026.

(4)
Reflects the Adjustment RSUs granted in respect of the 2025 CEO Performance-based RSUs, which vest and/or are forfeited at the same time as and in an amount proportionate to the number of 2025 CEO Performance-based RSUs.

(5)
Reflects the Adjustment RSUs granted in respect of the 2025 CEO Multi-Year Option Award, which vest at the same time as and in an amount proportionate to the number of 2025 CEO Multi-Year Option Award.

(6)
Reflects the 2025 Time-based RSUs, which vest on December 9, 2026.

50 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our named executive officers, in each case, during 2025.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Ronald A. Duncan
GLIBA	—	—	—	—
GLIBB	—	—	—	—
GLIBK	—	—	442	16,084
Brian J. Wendling
GLIBA	—	—	—	—
GLIBB	—	—	—	—
GLIBK	—	—	—	—
Renee L. Wilm
GLIBA	—	—	—	—
GLIBB	—	—	—	—
GLIBK	—	—	—	—

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

GCI LIBERTY, INC. / 51

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2025, which was the last day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market price on December 31, 2025 for GLIBK, which was $37.21. The 2025 CEO Multi-Year Option Award had an exercise price that was more than the closing market price of GLIBK on December 31, 2025, and therefore has been excluded from the table below. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers has received awards and payments under our incentive plans. Additionally, Mr. Duncan is entitled to certain payments and acceleration rights upon termination under the CEO Employment Agreement. The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—Ronald A. Duncan Employment Agreement”, which are incorporated herein by reference).
VOLUNTARY TERMINATION
Each of the named executive officers holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. Mr. Duncan would have been entitled to certain other benefits upon a voluntary termination without good reason of his employment with our company as of December 31, 2025, which are described above in “—Executive Compensation Arrangements—Ronald A. Duncan Employment Agreement—Termination Benefits, Generally.”
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause”. Unless there is a different definition in the applicable award agreement, each of the 2025 incentive plan and transitional plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement.
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
As of December 31, 2025, Mr. Duncan’s unvested equity awards were the 2025 CEO Performance-based RSUs and 2025 CEO Multi-Year Option Award and the Adjustment RSUs granted in connection therewith, and the CEO Legacy Liberty Broadband RSUs. Mr. Wendling’s and Ms. Wilm’s unvested equity awards were the 2025 Time-based RSUs. Subject to Mr. Duncan’s execution of a release in favor of our company, (i) a pro-rata portion of the 2025 CEO Performance-based RSUs (and associated Adjustment RSUs) would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee, (ii) Mr. Duncan would be entitled to pro-rata (plus one-year look forward) vesting of each tranche of his 2025 CEO Multi-Year Option Award (and associated Adjustment RSUs) with additional time to exercise (subject to the original expiration date) and (iii) the CEO Legacy Liberty Broadband RSUs would have vested. Mr. Wendling and Ms. Wilm would have forfeited the 2025 Time-based RSUs.
Mr. Duncan would have been entitled to certain other benefits upon a termination by our company without cause or his resignation for good reason as of December 31, 2025, which are described above in “—Executive Compensation Arrangements—Ronald A. Duncan Employment Agreement—Termination Benefits, Generally” and “—Executive
52 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Arrangements—Ronald A. Duncan Employment Agreement—Termination without “Cause” or for “Good Reason”.” Neither Mr. Wendling nor Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. None of the named executive officers would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2025; however, Mr. Duncan’s family would have been entitled to office space and IT support for 180 days following his death, as described above in “—Executive Compensation Arrangements—Ronald A. Duncan Employment Agreement—Termination Benefits, Generally.”
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSUs. Mr. Duncan would have been entitled to certain other benefits upon a termination of his employment as a result of his disability as of December 31, 2025, which are described above in “—Executive Compensation Arrangements—Ronald A. Duncan Employment Agreement—Termination Benefits, Generally.”
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options and the lapse of restrictions on any RSU award held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of our company or the dissolution of our company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards would vest in the case of a change in control described in the last bullet.
GCI LIBERTY, INC. / 53

EXECUTIVE COMPENSATION
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Ronald A. Duncan
Severance Payments and/or Benefits	—	—	2,869,112(1)	—	—	—
Options	—(2)	—(3)	—(4)	—(5)	—(5)	—(6)
RSUs	—(2)	—(3)	2,270,815(4)	2,895,719(5)	2,895,719(5)	2,895,719(6)
Perquisites	435,184(7)	—	435,184(7)	—(8)	435,184(7)	—
Total	435,184	—	5,575,111	2,895,719	3,330,903	2,895,719
Brian J. Wendling
RSUs	—(2)	—(3)	—(4)	296,489(5)	296,489(5)	296,489(6)
Total	—	—	—	296,489	296,489	296,489
Renee L. Wilm
RSUs	—(2)	—(3)	—(4)	578,504(5)	578,504(5)	578,504(6)
Total	—	—	—	578,504	578,504	578,504

(1)
If Mr. Duncan’s employment had been terminated as of December 31, 2025 without cause or for good reason (each as defined in the CEO Employment Agreement), subject to his execution of a release and compliance with post-termination restrictive covenants, Mr. Duncan would have received the CEO Installments. See “—Executive Compensation Arrangements—Ronald A. Duncan Employment Agreement—Termination Benefits, Generally” and “—Executive Compensation Arrangements—Ronald A. Duncan Employment Agreement—Termination without “Cause” or for “Good Reason” above.

(2)
Mr. Duncan would have forfeited the CEO Legacy Liberty Broadband RSUs, the 2025 CEO Performance-based RSUs, the 2025 CEO Multi-Year Option Award and any associated Adjustment RSUs and Mr. Wendling and Ms. Wilm would have forfeited the 2025 Time-based RSUs, in each case, if his or her employment had been terminated by him or her as of December 31, 2025.

(3)
If each of Messrs. Duncan and Wendling and Ms. Wilm was terminated by our company for “cause” as of December 31, 2025, all of his or her outstanding option and RSU grants would have been forfeited.

(4)
Based on, for Mr. Duncan, the CEO Legacy Liberty Broadband RSUs, the 2025 CEO Performance-based RSUs and the 2025 CEO Multi-Year Option Award and any associated Adjustment RSUs that would have vested if he was terminated without cause or for good reason (each as defined in the CEO Employment Agreement) as of December 31, 2025. The CEO Legacy Liberty Broadband RSUs would have vested in full, the 2025 CEO Performance-based RSUs and associated Adjustment RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and a pro-rata portion would have vested to the extent determined by the compensation committee and a pro-rata portion of the 2025 CEO Multi-Year Option Award and associated Adjustment RSUs would have vested pursuant to the forward-vesting provision in the award agreement; however, because the exercise price of the 2025 CEO Multi-Year Option Award was more than the closing market price of GLIBK shares on December 31, 2025, no value has been included for this award in the table, but the table includes the value of the associated Adjustment RSUs. As described above in “—Compensation Discussion and Analysis—Equity Incentive Compensation—Equity Awards Following the GCI Liberty Spin-Off—CEO Annual Performance-Based RSUs” above, our compensation committee approved vesting of 100% of the 2025 CEO Performance-based RSUs, which is reflected in the table above. Mr. Wendling and Ms. Wilm would have forfeited the 2025 Time-based RSUs if he or she was terminated without cause as of December 31, 2025.

(5)
Based on, for Mr. Duncan, the CEO Legacy Liberty Broadband RSUs, the 2025 CEO Performance-based RSUs and the 2025 CEO Multi-Year Option Award and any associated Adjustment RSUs, and for Mr. Wendling and Ms. Wilm, the 2025 Time-based RSUs, in each case, that would have vested if he or she were terminated due to death or disability as of December 31, 2025; however, because the exercise price of the 2025 CEO Multi-Year Option Award was more than the closing market price of GLIBK shares on December 31, 2025, no value has been included for this award in the table, but the table includes the value of the associated Adjustment RSUs.

(6)
Upon a change in control, we have assumed for purposes of the tabular presentation above that for Mr. Duncan, the CEO Legacy Liberty Broadband RSUs, the 2025 CEO Performance-based RSUs and the 2025 CEO Multi-Year Option Award and any associated Adjustment RSUs, and for Mr. Wendling and Ms. Wilm, the 2025 Time-based RSUs, in each case, would have vested in full; however, because the exercise price of the 2025 CEO Multi-Year Option Award was more than the closing market price of GLIBK shares on December 31, 2025, no value has been included for this award in the table, but the table includes the value of the associated Adjustment RSUs.

(7)
If Mr. Duncan’s employment had terminated for any reason other than for cause or due to his death as of December 31, 2025, subject to his execution of a release and compliance with post-termination restrictive covenants, Mr. Duncan would have been entitled to receive the CEO Post-Termination Benefits. See “—Executive Compensation Arrangements—Ronald A. Duncan Employment

54 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
Agreement—Termination Benefits, Generally” above. The amounts of the CEO Post-Termination Benefits included in the table are comprised of (i) the maximum potential cost of using the corporate aircraft for 33 hours based on an hourly average of the incremental cost of use of the corporate aircraft ($140,184) and (ii) the cost to our company to pay Mr. Duncan’s health care benefits for ten years ($295,000). The permitted use of the retreat and Mr. Duncan’s right of first offer thereon, and the provision of office and technology support would result in no additional incremental cost to our company and therefore no such amounts have been included in the table.
(8)
If Mr. Duncan’s employment had terminated as of December 31, 2025 as a result of his death, his family would have been provided office and technology support. See “—Executive Compensation Arrangements—Ronald A. Duncan Employment Agreement—Termination Benefits, Generally” above. The provision of such support would result in no additional incremental cost to our company and therefore no such amounts have been included in the table.

GCI LIBERTY, INC. / 55

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of our company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2025	12,937,719	13,815,045	373,183	437,497	GLIBA	119.24	121.94	(309)	403
					GLIBK	120.03

(1)
Our Principal Executive Officer (PEO) Mr. Duncan. Our named executive officers other than our PEO (non-PEO NEOs) were Mr. Wendling and Ms. Wilm.

(2)
Reflects, for Mr. Duncan, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

(3)
Represents the compensation actually paid to Mr. Duncan and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
PEO
2025	12,937,719	(1,459,893)	(10,057,524)	11,623,108	26,769	744,866	—	13,815,045
Non-PEO NEOs
2025	373,183	(373,183)	—	437,497	—	—	—	437,497

(a)
Reflects, for Mr. Duncan, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K and include, for Mr. Duncan, equity awards with respect to our common stock that were issued in connection with adjustments made to outstanding equity awards with respect to shares of Liberty Broadband’s Series C common stock in connection with the GCI Liberty Spin-Off.

56 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
(c)
Reflects, with respect to Mr. Duncan, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to Mr. Duncan, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from July 14, 2025 (the date of the GCI Liberty Spin-Off) to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to Mr. Duncan, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to Mr. Duncan, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from July 14, 2025 (the date of the GCI Liberty Spin-Off) to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
Represents the cumulative total stockholder return on an initial fixed $100 investment in each of GLIBA and GLIBK from July 15, 2025 through December 31, 2025.

(5)
Represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Communication Services Index from July 15, 2025 through December 31, 2025.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

(7)
We define Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. For purposes of this disclosure, Adjusted OIBDA includes our attributable interests in our equity investments.

GCI LIBERTY, INC. / 57

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA

58 / 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
2025 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures Revenue Adjusted OIBDA Free Cash Flow
GCI LIBERTY, INC. / 59

EXECUTIVE COMPENSATION
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2025 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
GCI Liberty, Inc. 2025 Omnibus Incentive Plan, as amended			3,239,886(1)
GLIBA	—	—
GLIBB	—	—
GLIBK	1,747,466	$36.67
GCI Liberty, Inc. 2025 Transitional Stock Adjustment Plan			—(2)
GLIBA	—	—
GLIBB	—	—
GLIBK	96,567	—
Equity compensation plans not approved by security holders: None
Total
GLIBA	—
GLIBB	—
GLIBK	1,844,033
			3,239,886

(1)
The 2025 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit. The amounts reported for the 2025 incentive plan reflect 1,049,384 shares of GLIBK to be issued upon exercise of outstanding options and 698,082 shares of GLIBK to be issued upon the settlement of restricted stock units. For restricted stock units subject to performance-based vesting requirements, such amounts vested at 100% of target performance and therefore are reflected as such in the above table. The weighted average exercise price does not take into account restricted stock units, which by their nature do not have an exercise price.

(2)
The transitional plan governs the terms and conditions of new GLIBK RSUs that were granted in connection with the GCI Liberty Spin-Off as a result of adjustments made to outstanding RSUs with respect to Liberty Broadband common stock held by GCI employees. As a result, GCI Liberty does not anticipate further grants will be permitted under this plan. The amounts reported for the transitional plan reflect shares of GLIBK issuable upon the settlement of the new GLIBK RSUs, which by their nature do not have an exercise price.

60 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our capital stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any class or series of our voting stock. Beneficial ownership of our capital stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to our capital stock is given as of January 31, 2026 and, in the case of percentage ownership information, is based upon (1) 3,650,938 GLIBA shares, (2) 400,806 GLIBB shares and (3) 35,756,905 GLIBK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all GLIBA and GLIBB shares. GLIBK shares are, however, non-voting (except as otherwise required by Nevada law) and, therefore, in the case of percentage voting power, are not included. For purposes of the following presentation, beneficial ownership of shares of GLIBB, though convertible on a one-for-one basis into shares of GLIBA, are reported as beneficial ownership of GLIBB only, and not as beneficial ownership of GLIBA.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	GLIBA	332,471(1)	9.1	53.5
	GLIBB	376,534(1)	93.9
	GLIBK	2,205,113(1)	6.2
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	GLIBA	395,812(2)	10.8	5.2
	GLIBB	—	—
	GLIBK	3,057,197(3)	8.6
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	GLIBA	214,671(4)	5.9	2.8
	GLIBB	—	—
	GLIBK	2,082,390(5)	5.8

(1)
Information with respect to shares of our capital stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(2)
Based on a Form 13F, filed January 29, 2026 by Vanguard, with respect to itself and certain related institutional investment managers, including Vanguard Fiduciary Trust Co. and Vanguard Global Advisers, LLC, which states that, with respect to GLIBA, Vanguard has sole investment discretion over 376,576 shares; Vanguard Fiduciary Trust Co. has shared voting power and shared investment discretion over 17,528 shares; and Vanguard Global Advisers, LLC has shared investment discretion over 1,708 shares.

(3)
Based on a Form 13F, filed January 29, 2026 by Vanguard with respect to itself and certain related institutional investment managers, including Vanguard Fiduciary Trust Co., Vanguard Investments Australia, Ltd., Vanguard Global Advisers, LLC and Vanguard Asset Management, Ltd., which states that, with respect to GLIBK, Vanguard has sole investment discretion over 2,818,279 shares; Vanguard Fiduciary Trust Co. has shared voting power and shared investment discretion over 196,717 shares; Vanguard Investments Australia, Ltd. has shared voting power and shared investment discretion over 7,708 shares; Vanguard Global Advisers, LLC has shared investment discretion over 11,939 shares; and Vanguard Asset Management, Ltd. has shared investment discretion over 22,554 shares.

(4)
Based on a Form 13F, filed February 12, 2026 by BlackRock with respect to itself and certain related institutional investment managers, including BlackRock Financial Management Inc., BlackRock Asset Management Canada Ltd, BlackRock Investment Management, LLC, BlackRock Advisors LLC, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (UK) Ltd., BlackRock Advisors (UK) Ltd, Aperio Group, LLC and SpiderRock Advisors, LLC, which states that, with respect to GLIBA, (i) BlackRock Financial Management Inc. has sole voting power over 632 shares and sole investment discretion over 4,783 shares; (ii) BlackRock Asset Management Canada Ltd has sole voting power and investment discretion over 29 shares; (iii) BlackRock Investment Management, LLC has sole voting power over 853 shares and sole investment discretion over 880 shares; (iv) BlackRock Advisors LLC has sole voting power and investment discretion over 1,266 shares; (v) BlackRock

GCI LIBERTY, INC. / 61

Security Ownership of Certain Beneficial Owners and Management
Fund Advisors has sole voting power and investment discretion over 105,947 shares; (vi) BlackRock Institutional Trust Company, N.A. has sole voting power over 68,903 shares and sole investment discretion over 71,555 shares; (vii) BlackRock Investment Management (UK) Ltd. has sole investment discretion over 14,969 shares; (viii) BlackRock Advisors (UK) Ltd has sole voting power and investment discretion over 52 shares; (ix) Aperio Group, LLC has sole voting power over 12,130 shares, sole investment discretion over 14,955 shares and shared investment discretion over 225 shares; and (x) SpiderRock Advisors, LLC has sole investment discretion over 10 shares.
(5)
Based on a Form 13F, filed February 12, 2026 by BlackRock with respect to itself and certain related institutional investment managers, including BlackRock Investment Management (Australia) Ltd, BlackRock Asset Management Canada Ltd, BlackRock Investment Management, LLC, BlackRock Advisors LLC, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Fund Managers Ltd., BlackRock Investment Management (UK) Ltd., BlackRock Asset Management Ireland Ltd, BlackRock Advisors (UK) Ltd, BlackRock Life Ltd, BlackRock Asset Management Schweiz AG, Aperio Group, LLC and SpiderRock Advisors, LLC, which states that, with respect to GLIBK, (i) BlackRock Investment Management (Australia) Ltd has sole voting power and investment discretion over 89 shares; (ii) BlackRock Asset Management Canada Ltd has sole voting power and investment discretion over 1,280 shares; (iii) BlackRock Investment Management, LLC has sole voting power over 9,397 shares and sole investment discretion over 9,710 shares; (iv) BlackRock Advisors LLC has sole voting power and investment discretion over 12,499 shares; (v) BlackRock Fund Advisors has sole voting power and investment discretion over 1,036,987 shares; (vi) BlackRock Institutional Trust Company, N.A. has sole voting power over 912,871 shares and sole investment discretion over 956,420 shares; (vii) BlackRock Fund Managers Ltd. has sole voting power and investment discretion over 5,865 shares; (viii) BlackRock Investment Management (UK) Ltd. has sole voting power over 11,371 shares and sole investment discretion over 11,488 shares; (ix) BlackRock Asset Management Ireland Ltd has sole voting power and investment discretion over 24,135 shares; (x) BlackRock Advisors (UK) Ltd has sole voting power over 524 shares and sole investment discretion over 861 shares; (xi) BlackRock Life Ltd has sole voting power and investment discretion over 392 shares; (xii) BlackRock Asset Management Schweiz AG has sole voting power and investment discretion over 5,309 shares; (xiii) Aperio Group, LLC has sole voting power over 16,653 shares, sole investment discretion over 17,326 shares; and (ix) SpiderRock Advisors, LLC has sole investment discretion over 29 shares.

62 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of GLIBA, GLIBB and GLIBK. The security ownership information with respect to our capital stock is given as of January 31, 2026 and, in the case of percentage ownership information, is based upon (1) 3,650,938 GLIBA shares, (2) 400,806 GLIBB shares and (3) 35,756,905 GLIBK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all GLIBA and GLIBB shares. GLIBK shares are, however, non-voting (except as otherwise required by Nevada law) and, therefore, in the case of percentage voting power, are not included. GLIBP shares are also non-voting and no shares of GLIBP are held by our executive officers or directors, and therefore, GLIBP is not included below.
Shares of capital stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after January 31, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of GLIBB, though convertible on a one-for-one basis into shares of GLIBA, are reported as beneficial ownership of GLIBB only, and not as beneficial ownership of GLIBA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Chairman of the Board	GLIBA	332(1)(2)	9.1	53.5(3)
	GLIBB	377(1)(4)(5)(6)	93.9
	GLIBK	2,205(1)(2)(4)(5)(6)(7)	6.2
Ronald A. Duncan President, Chief Executive Officer and Director	GLIBA	—	—	—
	GLIBB	—	—
	GLIBK	152(8)	*
Brian M. Deevy Director	GLIBA	—	—	—
	GLIBB	—	—
	GLIBK	11(9)	*
Jedd Gould Director	GLIBA	15	*	*
	GLIBB	**	*
	GLIBK	6	*
Richard R. Green Director	GLIBA	**(10)	*	*
	GLIBB	—	—
	GLIBK	13(9)(10)	*
Larry E. Romrell Director	GLIBA	**	*	*
	GLIBB	**	*
	GLIBK	15(9)	*
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	GLIBA	—	—	—
	GLIBB	—	—
	GLIBK	4	*
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	GLIBA	—	—	—
	GLIBB	—	—
	GLIBK	3	*
All current directors and executive officers as a group (8 persons)	GLIBA	349(1)(2)(9)	9.5	53.7(3)
	GLIBB	377(1)(4)(5)(6)	94.0
	GLIBK	2,408(1)(2)(4)(5)(6)(7)(8)(9)(10)	6.7

*
Less than one percent

GCI LIBERTY, INC. / 63

Security Ownership of Certain Beneficial Owners and Management
**
Less than 1,000 shares

(1)
Includes 5,088 shares of GLIBA, 11,528 shares of GLIBB and 108,417 shares of GLIBK held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (Mrs. Malone), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone disclaims beneficial ownership of the shares held by such trust.

(2)
Includes 12,500 shares of GLIBA and 5,252 shares of GLIBK held by The Malone Family Land Preservation Foundation as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
Pursuant to the Malone nonvoting side letter (as described below under “Certain Relationships and Related Party Transactions—Agreements Relating to Our Company—Nonvoting Side Letter with John C. Malone”), each member of the Malone GCI group, including Mr. Malone, irrevocably and unconditionally agreed that at any meeting of our stockholders and in connection with any written consent by our stockholders, the members of the Malone GCI group, in the aggregate, will not vote any shares of our voting stock beneficially owned by the Malone GCI group that, if voted, would result in the aggregate voting power of the Malone GCI group exceeding approximately 49.3%.

(4)
Includes 3,668 shares of GLIBB and 62,135 shares of GLIBK held by two trusts with respect to which Mr. Malone is the sole trustee and, with Mrs. Malone, retains a unitrust interest.

(5)
Includes 3,388 shares of GLIBB and 7,477 shares of GLIBK held by a trust which is managed by an independent trustee and one of Mr. Malone’s adult children, of which the beneficiary is one of Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by such trust and has disclaimed beneficial ownership of the shares held by such trust.

(6)
Includes 2,045 shares of GLIBB and 5,312 shares of GLIBK held by a trust managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by such trust and has disclaimed beneficial ownership of the shares held by such trust.

(7)
Includes an aggregate of 280,000 shares of GLIBK held by Mr. Malone which are pledged to a financial institution in connection with certain loan facilities and “zero-cost collars” extended by such financial institution.

(8)
Mr. Duncan’s ownership figures include the following: (a) 115,232 shares of GLIBK to which Mr. Duncan has a direct pecuniary interest; (b) 557 shares of GLIBK allocated to Mr. Duncan under the GCI 401(k) Plan; (c) 2,022 shares of GLIBK held by Missy, LLC, which is 25% owned by a limited liability company for which Mr. Duncan serves as the managing member; (d) 7,516 shares of GLIBK held by Mr. Duncan’s wife, Ms. Dani Bowman, of which Mr. Duncan has disclaimed beneficial ownership; (e) 20,578 shares of GLIBK held by 560 Company, Inc., which is 55% owned by Mr. Duncan and for which Mr. Duncan has voting and dispositive power; (f) 4,445 shares of GLIBK held by a foundation over which Mr. Duncan has voting control, but no pecuniary interest; and (g) 1,162 shares of GLIBK held by a limited liability company of which Mr. Duncan is the controlling member. Also includes 85,540 shares of GLIBK pledged as security for certain margin loan facilities as of January 31, 2026.

(9)
Includes beneficial ownership of GLIBK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after January 31, 2026:

GLIBK
Brian M. Deevy	11,085
Richard R. Green	10,406
Larry E. Romrell	10,859
Total	32,350

(10)
Includes 33 shares of GLIBA and 126 shares of GLIBK held by Dr. Green’s wife, as to which Dr. Green has disclaimed beneficial ownership.

HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
64 / 2026 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
AGREEMENTS RELATING TO THE GCI LIBERTY SPIN-OFF
In connection with the GCI Liberty Spin-Off, our company entered into the agreements described below.
Separation and Distribution Agreement. Prior to the GCI Liberty Spin-Off, on June 19, 2025, we entered into a separation and distribution agreement (the Separation and Distribution Agreement) with Liberty Broadband to provide for, among other things, the principal corporate transactions required to effect the GCI Liberty Spin-Off, certain conditions to the GCI Liberty Spin-Off and provisions governing the relationship between us and Liberty Broadband with respect to and resulting from the GCI Liberty Spin-Off.
The Separation and Distribution Agreement provides for mutual indemnification obligations, which are designed to make our company financially responsible for substantially all of the liabilities that may exist related to the business included in our company at the time of the GCI Liberty Spin-Off with certain other specified liabilities, and to make Liberty Broadband financially responsible for all potential liabilities of our company which are not related to our businesses, together with certain other specified liabilities. These indemnification obligations exclude any matters relating to taxes. For a description of the allocation of tax-related obligations, please see “—Tax Sharing Agreement” below.
In addition, at the completion of Liberty Broadband’s combination with Charter (the Charter Combination), Charter will execute a joinder agreement to the Separation and Distribution Agreement, pursuant to which, from and after the closing of the Charter Combination, Charter will be directly responsible and liable for Liberty Broadband’s obligations under the Separation and Distribution Agreement, including Liberty Broadband’s indemnification obligations.
The Separation and Distribution Agreement may not be terminated without the written agreement of all the parties and, if Liberty Broadband’s merger agreement with Charter has not been terminated, the prior written consent of Charter. If the Separation and Distribution Agreement is terminated, it will immediately become void and the parties thereto will have no liability to each other with respect to the transactions contemplated by the Separation and Distribution Agreement.
The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Separation and Distribution Agreement filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on July 15, 2025.
Tax Sharing Agreement. On July 14, 2025, we entered into a tax sharing agreement with Liberty Broadband (the Tax Sharing Agreement). The Tax Sharing Agreement provides for the allocation and indemnification of tax liabilities and benefits between Liberty Broadband and our company and other agreements related to tax matters.
Pursuant to the Tax Sharing Agreement, the parties must indemnify each other for taxes allocated and for taxes and losses arising from a breach by them of their respective covenants and obligations under the Tax Sharing Agreement. Except as described below, any reimbursements or indemnity payments will initially be made between us and Liberty Broadband on the basis of the tax returns as filed or, if the tax is not reported on a tax return, on the basis of the amount of tax initially paid to the tax authority. Additional payments will then be made if additional taxes are subsequently paid, refunds or tax benefits are subsequently received or utilized or the amount or character of any tax item is adjusted or redetermined.
The foregoing description of the Tax Sharing Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Tax Sharing Agreement filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 15, 2025.
GCI LIBERTY, INC. / 65

Certain Relationships and Related Party Transactions
Tax Receivables Agreement. On July 14, 2025, we entered into a tax receivables agreement with Liberty Broadband (the Tax Receivables Agreement), which obligates our company to pay to Liberty Broadband the value of a portion of the tax benefits realized by us and our subsidiaries if certain conditions are met.
In addition, at the completion of the Charter Combination, Charter will execute a joinder agreement to the Tax Receivables Agreement, pursuant to which, Charter will become entitled to exercise and enforce all of the rights of, and become jointly and severally liable for all of the obligations and liabilities of, Liberty Broadband under the Tax Receivables Agreement.
The Tax Receivables Agreement may be terminated if we pay Liberty Broadband an amount that the parties agree represents the value of future payments to be made under the Tax Receivables Agreement. The Tax Receivables Agreement will also terminate automatically if either (i) there is a determination that results in no excess aggregate basis adjustment amount, or (ii) upon the expiration of the applicable statutes of limitation with respect to the taxable year of our company that includes the GCI Liberty Spin-Off, there is no excess aggregate basis adjustment amount.
The foregoing description of the Tax Receivables Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Tax Receivables Agreement filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on July 15, 2025.
Services Agreement. On July 14, 2025, we entered into a services agreement with Liberty Media, pursuant to which, Liberty Media provides us with specified services, including insurance administration and risk management services, other services typically performed by Liberty Media’s legal, investor relations, tax, accounting, treasury and internal audit departments, and such other services as Liberty Media may obtain from its officers, employees and consultants in the management of its own operations that our company may from time to time request or require (the Services Agreement).
In addition, Liberty Media provides to us certain technical and information technology services, including management information systems, computer, data storage, network and telecommunications services.
We pay Liberty Media a services fee, payable in monthly installments, which Liberty Media and we review and evaluate for reasonableness on a quarterly basis. In addition, the services are subject to quarterly review by our audit committee and at least annual review by our compensation committee. In addition, we reimburse Liberty Media for all out-of-pocket expenses incurred by Liberty Media in providing the services.
The Services Agreement generally continues in effect until terminated (1) at any time on at least 30 days’ prior written notice by either party, (2) by Liberty Media upon written notice to our company following a change in control or certain bankruptcy or insolvency-related events affecting our company or (3) by us, upon written notice to Liberty Media, following certain changes in control of Liberty Media or Liberty Media being the subject of certain bankruptcy or insolvency-related events.
The foregoing description of the Services Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Services Agreement filed as Exhibit 10.3 to our Current Report on Form 8-K filed with the SEC on July 15, 2025.
Facilities Sharing Agreement. On July 14, 2025, we entered into a facilities sharing agreement with Liberty Media and Liberty Property Holdings, Inc. (LPH), a wholly owned subsidiary of Liberty Media, pursuant to which, we share office facilities with Liberty Media located at 12300 Liberty Boulevard, Englewood, Colorado (the Facilities Sharing Agreement). We pay a sharing fee for use of the office based on a comparable fair market rental rate and an estimate of the usage of the office facilities by or on behalf of our company. The Facilities Sharing Agreement will generally continue in effect for an initial three-year term, unless earlier terminated (1) by us at any time on at least 30 days’ prior written notice, (2) concurrently with the termination of the Services Agreement, (3) by LPH upon written notice to our company following a default by us of any of our material obligations under the Facilities Sharing Agreement, which default remains unremedied for 30 days after written notice of such default is provided, (4) by us upon written notice to LPH, following certain changes in control of Liberty Media or Liberty Media being the subject of certain bankruptcy or insolvency-related events or (5) by LPH upon written notice to our company, following certain changes in control of our company or our company being the subject of certain bankruptcy or insolvency-related events.
The foregoing description of the Facilities Sharing Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Facilities Sharing Agreement filed as Exhibit 10.4 to our Current Report on Form 8-K filed with the SEC on July 15, 2025.
66 / 2026 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Aircraft Time Sharing Agreement. On July 14, 2025, we entered into an aircraft time sharing agreement with Liberty Media for the aircraft owned by Liberty Media (the Aircraft Time Sharing Agreement). The Aircraft Time Sharing Agreement provides that Liberty Media leases the aircraft to our company and provides or arranges for a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis. We pay Liberty Media an amount equal to the actual expenses of each flight conducted under the Aircraft Time Sharing Agreement to the maximum extent permitted under Federal Aviation Administration rules (which we estimate will be a de minimis amount for the first year under the Aircraft Time Sharing Agreement). Such expenses may include fuel, oil, lubricants and other additives (plus an additional charge of 100% thereof), travel expenses of the crew, hanger and tie down costs, insurance obtained for a specific flight, landing fees, airport taxes and similar assessments, customs and similar fees, in-flight food and beverage costs, ground transportation, flight planning and weather contact services. The Aircraft Time Sharing Agreement will continue in effect until the close of business on July 14, 2026, and then will be automatically renewed on a month-to-month basis, unless terminated earlier by either party upon at least 30 days’ prior written notice or upon a sale of the aircraft.
The foregoing description of the Aircraft Time Sharing Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Aircraft Time Sharing Agreement filed as Exhibit 10.5 to our Current Report on Form 8-K filed with the SEC on July 15, 2025.
AGREEMENTS RELATING TO OUR COMPANY
Nonvoting Side Letter with John C. Malone. On December 31, 2024, we entered into an nonvoting side letter with our Chairman of the Board, John C. Malone and certain parties affiliated with Mr. Malone (collectively, the Malone GCI group), whereby, among other things, each member of the Malone GCI group agreed that at any meeting of, or written consent by, our stockholders, the members of the Malone GCI group, in the aggregate, will not vote any shares of our voting stock beneficially owned by the Malone GCI group that, if voted, would result in the aggregate voting power of the Malone GCI group exceeding approximately 49.3% (the Malone Nonvoting Side Letter). The Malone Nonvoting Side Letter will automatically terminate upon the occurrence of certain events, including the receipt of the approval of transfer of control applications by the Federal Communications Commission and the Regulatory Commission of Alaska permitting the Malone GCI group to exercise de jure control of our company.
Aircraft Agreement with Ronald A. Duncan. On August 22, 2025, we and our wholly-owned subsidiary, GCI Communication Corp., entered into an aircraft agreement with our President, Chief Executive Officer and director, Ronald A. Duncan, effective January 1, 2025, which provides, among other things, that Mr. Duncan is entitled to 100 hours per year of personal flight time on an aircraft leased by GCI Communication Corp. through the first to occur of (i) the date that Mr. Duncan ceases to be employed by our company or any of our subsidiaries or, in the case of certain types of termination of employment as provided in our employment agreement with Mr. Duncan, with respect to up to one-third of such hours, the 120th day following such termination and (ii) the date that GCI Communication Corp. ceases to own or lease any aircraft. Up to 25 hours of such annual allotment may be rolled over for use in a subsequent calendar year, up to a maximum amount of 150 hours of total flight time per year. Mr. Duncan incurs taxable income, calculated in accordance with the Standard Industry Fare Level rates, for all personal use of the aircraft under the aircraft agreement. See “—Executive Compensation—Compensation Discussion and Analysis—Perquisites and Other Personal Benefits—Aircraft Usage” for additional details.
Lease Agreement with Ronald A. Duncan. On September 30, 1991, GCI Communication Corp. entered into a long-term capital lease agreement, with our President, Chief Executive Officer and director, Mr. Duncan and his spouse, Janice Duncan, dba RDB Company, an Alaska general partnership, for an office building occupied by GCI Communication Corp. (as amended on September 20, 2002 and April 8, 2008, the Lease Agreement). The leased asset was capitalized in 1991 at RDB Company’s cost of $0.9 million and the related obligation was recorded. GCI Communication Corp.’s existing capital lease asset and liability increased by $1.3 million to record the extension of this capital lease. Lease payments under the Lease Agreement are $33,532 per month. The Lease Agreement terminates on September 30, 2026.
Aircraft Lease Agreement with Ronald A. Duncan. In January 2001 (as amended and restated May 2011), GCI Communication Corp. (the Aircraft Lessee) entered into an aircraft operating lease agreement with a company owned by our President, Chief Executive Officer and director, Mr. Duncan (the Aircraft Lessor) pursuant to which we lease an aircraft from the Aircraft Lessor. In 2001, the Aircraft Lessee paid a deposit of $1.5 million in connection with the lease. The deposit will be repaid no later than six months after the agreement terminates. Effective November 30, 2018, the Aircraft Lessee entered into an amendment to the aircraft lease, providing for a reduction in the rate from $132,000 per month to $40,000 per month, and in connection therewith, the Aircraft Lessor paid the Aircraft Lessee $896,258, representing a refund of the amount by which payments made with respect to the period from March 2018 until December 2018 exceeded the
GCI LIBERTY, INC. / 67

Certain Relationships and Related Party Transactions
amount that would have been due at the reduced rate of  $40,000 per month. Effective December 19, 2022, January 1, 2024 and January 1, 2025 the Aircraft Lessee entered into subsequent amendments to the aircraft lease, providing for changes in the rate to $60,000 per month, $50,000 per month and $60,000 per month, respectively. Pursuant to the amendments, the Aircraft Lessee may request a rent rate review and adjustment once per year, after twelve payments of the then-effective rental rate.
68 / 2026 PROXY STATEMENT

ANNEX A
Annex A

ARTICLES AMENDMENT
To the fullest extent permitted by applicable law, all internal actions (as such term is defined in NRS 78.046) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. This requirement must conclusively operate as a waiver of the right to trial by jury by each party to any internal action (as such term is defined in NRS 78.046) to which this requirement applies.
GCI LIBERTY, INC. / A-1

PRELIMINARY PROXY CARD
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V86990-P46900 3. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers. 1. Election of Directors Nominees: 6. The adjournment proposal, to approve one or more adjournments of the annual meeting by GCI Liberty, Inc. from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the annual meeting to approve the articles amendment proposal at the time of such adjournment or if otherwise determined by the chairperson of the meeting to be necessary or appropriate. 4. The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held. 5. The articles amendment proposal, to adopt a new article to our articles of incorporation waiving jury trials for internal actions pursuant to a certificate of amendment. 2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026. ! ! ! 01) Richard R. Green 02) Jedd Gould For All Withhold All For All Except For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! GCI LIBERTY, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the The Board of Directors recommends a vote FOR all number(s) of the nominee(s) on the line below. the nominees listed in Proposal 1. The Board of Directors recommends a vote FOR Proposals 2, 3, 5 and 6 and in favor of every 3 YEARS for Proposal 4. BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O GCI LIBERTY, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! ! 1 Year 2 Years 3 Years Abstain NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on May 10, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GCIL2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on May 10, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

PRELIMINARY PROXY CARD
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. V86991-P46900 GCI LIBERTY, INC. Annual Meeting of Stockholders May 11, 2026, 11:30 a.m. Mountain time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A GCI Group common stock and/or Series B GCI Group common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 11:30 a.m., Mountain time, on May 11, 2026 via a live webcast accessible at www.virtualshareholdermeeting.com/GCIL2026, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 5 AND 6 AND IN FAVOR OF EVERY 3 YEARS FOR PROPOSAL 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE